AMENDED AND RESTATED SECURITY AGREEMENT

AMENDED AND RESTATED SECURITY AGREEMENT, dated as of January 24, 2013, among THE ONE GROUP, LLC, a Delaware limited liability company, ONE 29 PARK MANAGEMENT, LLC, a New York limited liability company, STK-LAS VEGAS, LLC, a Nevada limited liability company, STK ATLANTA, LLC, a Georgia limited liability company (hereinafter referred to individually as an "Existing Borrower", and collectively, as the "Existing Borrowers"), HERAEA VEGAS, LLC, a Nevada limited liability company, and XI SHI LAS VEGAS, LLC, a Nevada limited liability company (hereinafter referred to individually as a "New Subsidiary", and collectively, as the "New Subsidiaries"; the "Existing Borrowers and the New Subsidiaries are hereinafter sometimes referred to individually as a "Borrower", and collectively, as the "Borrowers") and HERALD NATIONAL BANK (the "Bank").

The Existing Borrowers and the Bank have heretofore entered into a Credit Agreement, dated as of October 31, 2011 (the "Existing Credit Agreement") and in connection therewith, the Existing Borrowers and the Bank entered into a Security Agreement, dated as of October 31, 2011 (the "Existing Security Agreement").

The Existing Borrowers and the Bank have agreed to amend the Existing Credit Agreement to, inter alia, increase the Commitment thereunder (as defined therein) and add the New Subsidiaries as Borrowers thereunder, pursuant to Amendment No. 1 to Credit Agreement, dated as of the date hereof, among the Existing Borrowers, the New Subsidiaries and the Bank ("Amendment No. 1"; the Existing Credit Agreement as amended by Amendment No. 1 and as it may hereafter be further amended, supplemented, restated or otherwise modified from time to time, is hereinafter referred to as the "Credit Agreement).

It is a condition precedent to the Bank entering into Amendment No. 1 that the Borrowers execute and deliver this Agreement.

Accordingly, in consideration of the premises and mutual agreements herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby amend and restate the Existing Security Agreement in its entirety as follows:

Section 1.          Definitions

(a) Unless the context otherwise requires, capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

(b) As used herein, the following terms shall have the following meanings:

"Account Debtor": as defined in the NYUCC.

"Accounts": as defined in the NYUCC.

"Accounts Receivable": all Accounts and all right, title and interest in any returned goods, together with all rights, titles, securities and guarantees with respect thereto, including any rights to stoppage in transit, replevin, reclamation and resales, and all related security interests, liens and pledges, whether voluntary or involuntary, in each case whether now existing or owned or hereafter arising or acquired.

"Chattel Paper": as defined in the NYUCC.

"Collateral": all personal property of the Borrowers of every kind and nature, wherever located, whether now owned or hereafter acquired or arising, and all Proceeds and products thereof, including, without limitation, all (i) Accounts Receivable, (ii) Equipment, (iii) General Intangibles, (iv) Inventory, (v) Instruments, (vi) Pledged Debt, (vii) Pledged Equity, (viii) Documents, (ix) Chattel Paper (whether tangible or electronic), (x) Deposit Accounts, (xi) Letter of Credit Rights (whether or not the letter of credit is evidenced in writing), (xii) Commercial Tort Claims, (xiii) Intellectual Property, (xiv) Supporting Obligations, (xv) any other contract rights or rights to the payment of money, (xvi) insurance claims and proceeds, (xvii) tort claims and (xviii) unless otherwise agreed upon in writing by the Borrowers and the Bank, other property owned or held by or on behalf of the Borrowers that may be delivered to and held by the Bank pursuant to the terms hereof. Notwithstanding anything to the contrary in any Loan Document, for purposes hereof, the term "Collateral" shall not include any right under any General Intangible if the granting of a security interest therein or an assignment thereof would violate any enforceable provision of such General Intangible.

"Commercial Tort Claims": as defined in the NYUCC.

"Copyright License": any written agreement, now or hereafter in effect, granting any right to any third party under any Copyright now or hereafter owned by any Borrower or which any Borrower otherwise has the right to license, or granting any right to any Borrower under any Copyright now or hereafter owned by any third party, and all rights of each Borrower under any such agreement.

"Copyrights": all of the following now owned or hereafter acquired by each Borrower: (i) all copyright rights in any work subject to the copyright laws of the United States or any other country, whether as author, assignee, transferee or otherwise, and (ii) all registrations and applications for registration of any such copyright in the United States or any other country, including registrations, recordings, supplemental registrations and pending applications for registration in the United States Copyright Office.

"Deposit Accounts": as defined in the NYUCC.

"Documents": as defined in the NYUCC.

"Equipment": as defined in the NYUCC, and shall include, without limitation, all equipment, furniture and furnishings, and all tangible personal property similar to any of the foregoing, including tools, parts and supplies of every kind and description, and all improvements, accessions or appurtenances thereto, that are now or hereafter owned by any Borrower.

"Equity Interests": with respect to (i) a corporation, the capital stock thereof, (ii) a partnership, any partnership interest therein, including all rights of a partner in such partnership, whether arising under the partnership agreement of such partnership or otherwise, (iii) a limited liability company, any membership interest therein, including all rights of a member of such limited liability company, whether arising under the limited liability company agreement of such limited liability company or otherwise, (iv) any other firm, association, trust, business enterprise or other entity that is similar to any other Person listed in clauses (i), (ii) and (iii), and this clause (iv), of this definition, any equity interest therein or any other interest therein that entitles the holder thereof to share in the net assets, revenue, income, earnings or losses thereof or to vote or otherwise participate in any election of one or more members of the managing body thereof and (v) all warrants and options in respect of any of the foregoing and all other securities that are convertible or exchangeable therefor.

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"General Intangibles": as defined in the NYUCC, and shall include, without limitation, all corporate or other business records, indemnification claims, contract rights (including rights under leases, whether entered into as lessor or lessee, interest rate protection agreements and other agreements), Intellectual Property, goodwill, registrations, franchises, tax refund claims, guarantees, claims, security interests or other security held by or granted to any Borrower to secure payment by an Account Debtor of any of the Accounts Receivable or payment by the relevant obligor of any of the Pledged Debt.

"Instruments": as defined in the NYUCC.

"Intellectual Property": all intellectual and similar property of each Borrower of every kind and nature now owned or hereafter acquired by such Borrower, including inventions, designs, patents, copyrights, trademarks, and registrations thereof, Patents, Copyrights, Trademarks, Licenses, trade secrets, confidential or proprietary technical and business information, customer lists, know-how, show-how or other data or information, software and databases and all embodiments or fixations thereof and related documentation, registrations and franchises, and all additions, improvements and accessions to, and books and records describing or used in connection with, any of the foregoing.

"Inventory": as defined in the NYUCC, and shall include, without limitation, all goods of each Borrower, whether now owned or hereafter acquired, held for sale or lease, or furnished or to be furnished by any Borrower under contracts of service, or consumed in any Borrower's business, including raw materials, work in process, packaging materials, finished goods, semi-finished inventory, scrap inventory, manufacturing supplies and spare parts, and all such goods that have been returned to or repossessed by or on behalf of any such Borrower.

"Letter of Credit Rights": as defined in the NYUCC.

"License": any Patent License, Trademark License, Copyright License or other license or sublicense to which each Borrower is a party, including those listed on Schedule 4.

"NYUCC": the UCC as in effect from time to time in the State of New York.

"Obligations": (i) the due and punctual payment of (x) principal of and premium, if any, and interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on the Loans, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise, and (y) all other monetary obligations, including fees, commissions, costs, expenses and indemnities, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), of each Borrower, the Guarantor or any other guarantor under the Credit Agreement and the other Loan Documents, or that are otherwise payable under the Credit Agreement or any other Loan Document, and (ii) the due and punctual performance of all covenants, agreements, obligations and liabilities of each Borrower, the Guarantor or any other guarantor under or pursuant to the Credit Agreement and the other Loan Documents.

"Patent License": any written agreement, now or hereafter in effect, granting to any third party any right to make, use or sell any invention on which a Patent, now or hereafter owned by any Borrower or which any Borrower otherwise has the right to license, is in existence, or granting to any Borrower any right to make, use or sell any invention on which a Patent, now or hereafter owned by any third party, is in existence, and all rights of each Borrower under any such agreement.

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"Patents": all of the following now owned or hereafter acquired by each Borrower: (i) all letters patent of the United States or any other country, all registrations and recordings thereof, and all applications for letters patent of the United States or any other country, including registrations, recordings and pending applications in the United States Patent and Trademark Office or any similar offices in any other country, including those listed on Schedule 4, and (ii) all reissues, continuations, divisions, continuations-in-part, renewals or extensions thereof, and the inventions disclosed or claimed therein, including the right to make, use or sell the inventions disclosed or claimed therein.

"Pledged Debt": all right, title and interest of each Borrower to the payment of any loan, advance or other debt of every kind and nature (other than Accounts Receivable and General Intangibles), whether due or to become due, whether or not it has been earned by performance, and whether now or hereafter acquired or arising in the future, other than intercompany debt among the Borrower incurred for cash management purposes in the ordinary course of business.

"Pledged Equity": with respect to each Borrower, all right, title and interest of such Borrower in all Equity Interests of any now existing or hereafter acquired or organized wholly owned Subsidiary, whether now or hereafter acquired or arising in the future (other than STK-LA, LLC).

"Pledged Securities": the Pledged Debt, the Pledged Equity and all notes, chattel paper, instruments, certificates, files, records, ledger sheets and documents covering, evidencing, representing or relating to any of the foregoing, in each case whether now existing or owned or hereafter arising or acquired.

"Proceeds": as defined in the NYUCC, and shall include, without limitation, any consideration received from the sale, exchange, license, lease or other disposition of any asset or property that constitutes Collateral, any value received as a consequence of the possession of Collateral and any payment received from any insurer or other person or entity as a result of the destruction, loss, theft, damage or other involuntary conversion of whatever nature of any asset or property that constitutes Collateral, including (i) any claim of any Borrower against any third party for (and the right to sue and recover for and the rights to damages or profits due or accrued arising out of or in connection with) past, present or future infringement or dilution of any Intellectual Property now or hereafter owned by any Borrower, or licensed under any license, (ii) subject to Section 6, all rights and privileges with respect to, and all payments of principal or interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of, in exchange for or upon the conversion of, any of the Pledged Securities and (iii) any and all other amounts from time to time paid or payable under or in connection with the Collateral.

"Security Interest": as defined in Section 2(a).

"Supporting Obligations": as defined in the NYUCC.

"Trademark License": any written agreement, now or hereafter in effect, granting to any third party any right to use any Trademark now or hereafter owned by any Borrower or which any Borrower otherwise has the right to license, or granting to any Borrower any right to use any Trademark now or hereafter owned by any third party, and all rights of each Borrower under any such agreement.

"Trademarks": all of the following now owned or hereafter acquired by any Borrower: (i) all trademarks, service marks, trade names, corporate names, company names, business names, fictitious business names, trade styles, trade dress, logos, other source or business identifiers, designs and general intangibles of like nature, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all registration and recording applications filed in connection therewith, including registrations and registration applications in the United States Patent and Trademark Office, any State of the United States or any similar offices in any other country or any political subdivision thereof, and all extensions or renewals thereof, including those listed on Schedule 4, (ii) all goodwill associated therewith or symbolized thereby and (iii) all other assets, rights and interests that uniquely reflect or embody such goodwill.

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"UCC": with respect to any jurisdiction, the Uniform Commercial Code as from time to time in effect in such jurisdiction.

(c) The principles of construction specified in Section 1.2 of the Credit Agreement shall be applicable to this Security Agreement.

Section 2.          Grant of Security Interest; No Assumption of Liability

(a) As security for the payment or performance, as applicable, when due, in full of the Obligations, each Borrower hereby bargains, sells, conveys, assigns, sets over, pledges, hypothecates and transfers to the Bank, and hereby grants to the Bank, a security interest in, all of the right, title and interest of such Borrower in, to and under the Collateral (the "Security Interest"). Without limiting the foregoing, the Bank is hereby authorized to file one or more financing statements, continuation statements, recordation filings or other documents for the purpose of perfecting, confirming, continuing, enforcing or protecting the Security Interest granted by any Borrower, without the signature of such Borrower, and naming such Borrower as debtor and the Bank as secured party.

(b) The Security Interest is granted as security only and shall not subject the Bank to, or in any way alter or modify, any obligation or liability of any Borrower with respect to or arising out of the Collateral.

Section 3.          Delivery of the Collateral

Each Borrower shall promptly deliver or cause to be delivered to the Bank any and all notes, chattel paper, instruments, certificates, files, records, ledger sheets and documents covering, evidencing, representing or relating to any of the Pledged Securities, or any other amount that becomes payable under or in connection with any Collateral, owned or held by or on behalf of such Borrower, in each case accompanied by (i) in the case of any notes, chattel paper, instruments or stock certificates, stock powers duly executed in blank or other instruments of transfer satisfactory to the Bank and such other instruments and documents as the Bank may reasonably request and (ii) in all other cases, proper instruments of assignment duly executed by such Borrower and such other instruments or documents as the Bank may reasonably request. Each Borrower will cause any Pledged Debt owed or owing to such Borrower by any Person to be evidenced by a duly executed promissory note that is pledged and delivered to the Bank pursuant to the terms hereof. Upon any Event of Default, each Borrower shall cause each issuer of Pledged Equity that constitutes uncertificated securities to (i) register transfer of each item of such Pledged Equity in the name of the Bank and (ii) deliver to the Bank by telecopy a certified copy of the then current register of equity-holders in such issuer, with such transfer and any other pledges of equity duly noted.

Section 4.          Representations and Warranties

Each Borrower represents and warrants to the Bank that:

(a) Each Borrower has good and valid rights in and title to the Collateral and has full power and authority to grant to the Bank the Security Interest in the Collateral pursuant hereto and to execute, deliver and perform its obligations in accordance with the terms of this Security Agreement, without the consent or approval of any other person other than any consent or approval which has been obtained.

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(b) Schedule 1 sets forth (i) all locations where such Borrower maintains any books or records relating to any Accounts Receivable or Pledged Debt (with each location at which chattel paper, if any, is kept being indicated by an "*"), (ii) all other material places of business of such Borrower and all other locations where such Borrower maintains any Collateral and (iii) the names and addresses of all persons other than the Borrowers that have possession of any of its Collateral.

(c) The Security Interest constitutes: (i) a legal and valid Lien on and security interest in all of the Collateral securing the payment and performance of the Obligations; (ii) subject to (A) filing Uniform Commercial Code financing statements, or other appropriate filings, recordings or registrations containing a description of the Collateral owned or held by or on behalf of any Borrower (including, without limitation, a counterpart or copy of this Security Agreement) in each applicable governmental, municipal or other office, (B) the delivery to the Bank of any instruments or certificated securities included in such Collateral and (C) the execution and delivery of an agreement among any Borrower, the Bank and the depositary bank with respect to each Deposit Account not maintained at the Bank pursuant to which the depositary bank agrees to accept instructions directing the disposition of funds in such Deposit Account from the Bank, a perfected security interest in such Collateral to the extent that a security interest may be perfected by filing, recording or registering a financing statement or analogous document, or by the Bank's taking possession of such instruments or certificated securities included in such Collateral or by the Bank’s obtaining control of such Deposit Accounts, in the United States (or any political subdivision thereof) and its territories and possessions pursuant to the UCC or other applicable law in such jurisdictions; and (iii) subject to the receipt and recording of this Agreement or other appropriate instruments or certificates with the United States Patent and Trademark Office and the United States Copyright Office, as applicable, a security interest that shall be perfected in all Collateral consisting of Intellectual Property in which a security interest may be perfected by a filing or recordation with the United States Patent and Trademark Office or the United States Copyright Office, as applicable.

(d) The Security Interest is and shall be prior to any other Lien on any of the Collateral owned or held by or on behalf of each Borrower other than Liens expressly permitted pursuant to the Loan Documents. The Collateral owned or held by or on behalf of each Borrower is so owned or held by it free and clear of any Lien, except for Liens granted pursuant to this Security Agreement and other Liens expressly permitted pursuant to the Loan Documents.

(e) With respect to each Account Receivable: (i) no transaction giving rise to such Account Receivable violated or will violate any Requirement of Law, the violation of which could reasonably be expected to have a Material Adverse Effect, (ii) no such Account Receivable is subject to terms prohibiting the assignment thereof or requiring notice or consent to such assignment, except for notices and consents that have been obtained and (iii) each such Account Receivable represents a bona fide transaction which requires no further act on any Borrower's part to make such Account Receivable payable by the account debtor with respect thereto, and, to each Borrower's knowledge, no such Account Receivable is subject to any offsets or deductions and no such Account Receivable represents any consignment sales, guaranteed sale, sale or return or other similar understanding or any obligation of any Affiliate of any Borrower.

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(f) With respect to all Inventory: (i) such Inventory is located on the premises set forth on Schedule 1 hereto, or is Inventory in transit for sale in the ordinary course of business, (ii) such Inventory was not produced in violation of the Fair Labor Standards Act or subject to the "hot goods" provisions contained in Title 29 U.S.C. §215, (iii) no such Inventory is subject to any Lien other than Liens permitted by Section 6.1 of the Credit Agreement, (iv) except as permitted hereby or by the Credit Agreement, and except for Inventory located at the locations set forth on Part C of Schedule 1, no such Inventory is on consignment or is now stored or shall be stored any time after the Effective Date with a bailee, warehouseman or similar Person, unless the Borrowers have delivered to the Bank landlord waivers, non-disturbance or similar agreements (each in form and substance satisfactory to the Bank) executed by such bailee, warehouseman or similar Person and (v) such Inventory has been acquired by a Borrower in the ordinary course of business

(g) Attached hereto as Schedule 2 is a true and correct list of all of the Pledged Equity owned or held by or on behalf of each Borrower, in each case setting forth the name of the issuer of such Pledged Equity, the number of any certificate evidencing such Pledged Equity, the registered owner of such Equity Interest, the number and class of such Pledged Equity and the percentage of the issued and outstanding Equity Interests of such class represented by such Pledged Equity. The Pledged Equity has been duly authorized and validly issued and is fully paid and nonassessable, and is free and clear of all Liens other than Liens granted pursuant to this Security Agreement and other Liens expressly permitted by the Loan Documents.

(h) Attached hereto as Schedule 3 is a true and correct list of (i) all of the Pledged Debt owned by or on behalf of each Borrower, in each case setting forth the name of the party from whom such Pledged Debt is owed or owing, the principal amount thereof, the date of incurrence thereof and the maturity date, if any, with respect thereto and (ii) all unpaid intercompany transfers of goods sold and delivered, or services rendered, by or to each Borrower. All Pledged Debt owed or owing to any Borrower will be on and as of the date hereof evidenced by one or more promissory notes pledged to the Bank under the Security Agreement.

(i) Attached hereto as Schedule 4 is a true and correct list of Intellectual Property owned by or on behalf of each Borrower, in each case identifying each Copyright, Copyright License, Patent, Patent License, Trademark and Trademark License in sufficient detail and setting forth with respect to each such Copyright, Copyright License, Patent, Patent License, Trademark and Trademark License, the registration number, the date of registration, the jurisdiction of registration and the date of expiration thereof.

Section 5.          Covenants

(a) Each Borrower shall provide the Bank with not less than 10 Business Days prior written notice of any change (i) in its legal name, (ii) in its jurisdiction of organization or formation, (iii) in the location of its chief executive office or principal place of business, (iv) in its identity or legal or organizational structure or (v) in its organization identification number or its Federal Taxpayer Identification Number. No Borrower shall effect or permit any change referred to in the preceding sentence unless all filings have been made under the UCC or otherwise that are required in order for the Bank to continue at all times following such change to have a valid, legal and perfected first priority security interest in all the Collateral (subject only to Liens expressly permitted to be prior to the Security Interest pursuant to the Loan Documents). Each Borrower shall promptly notify the Bank if any material portion of the Collateral owned or held by or on behalf of each Borrower is damaged or destroyed.

(b) Each Borrower shall maintain, at its own cost and expense, such complete and accurate records with respect to the Collateral owned or held by it or on its behalf as is consistent with its current practices and in accordance with such prudent and standard practices used in industries that are the same as or similar to those in which it is engaged, but in any event to include complete accounting records indicating all payments and proceeds received with respect to any part of such Collateral, and, at such time or times as the Bank may reasonably request, promptly to prepare and deliver to the Bank copies of such records duly certified by an officer of such Borrower.

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(c) From time to time at the reasonable request of the Bank, the Borrowers shall deliver to the Bank a certificate executed by the chief executive officer, the president, the chief operating officer or the chief financial officer of such Borrower, (i) setting forth (A) a list of all Subsidiaries of each Borrower and the capitalization of each such Subsidiary, (B) any name change of any Borrower since the date hereof or the date of the most recent certificate delivered pursuant to this paragraph, (C) any mergers or acquisitions in or to which any Borrower was a party since the date hereof or the date of the most recent certificate delivered pursuant to this paragraph, (D) the locations of all Collateral and (E) a list of all Intellectual Property owned by or on behalf of each Borrower, or in each case confirming that there has been no change in the information described in the foregoing clauses of this clause (c) since the date hereof or the date of the most recent certificate delivered pursuant to this paragraph and (ii) certifying that the Borrowers are in compliance with all of the terms of this Security Agreement.

(d) Each Borrower shall, at its own cost and expense, take any and all commercially reasonable actions reasonably necessary to defend title to the Collateral owned or held by it or on its behalf against all persons and to defend the Security Interest of the Bank in such Collateral and the priority thereof against any Lien not expressly permitted pursuant to the Loan Documents.

(e) Each Borrower shall, at its own expense, execute, acknowledge, deliver and cause to be duly filed all such further instruments and documents and take all such actions as the Bank may from time to time reasonably request to preserve, protect and perfect the Security Interest granted by it and the rights and remedies created hereby, including the payment of any fees and taxes required in connection with its execution and delivery of this Security Agreement, the granting by it of the Security Interest and the filing of any financing statements or other documents in connection herewith or therewith.

(f) The Bank and such persons as the Bank may reasonably designate shall have the right, at the reasonable cost and expense of the Borrowers, and upon reasonable prior written notice, at reasonable times and during normal business hours, to inspect all of its records (and to make extracts and copies from such records) at the Borrowers’ chief executive office, to discuss its affairs with its officers and independent accountants and to verify under reasonable procedures the validity, amount, quality, quantity, value, condition and status of, or any other matter relating to, the Collateral.

(g) Each Borrower shall remain liable to observe and perform all the conditions and obligations to be observed and performed by it under each contract, agreement or instrument relating to the Collateral, all in accordance with the terms and conditions thereof, and the Borrowers shall indemnify and hold harmless the Bank from and against any and all liability for such performance.

(h) No Borrower shall make or permit to be made an assignment, pledge or hypothecation of the Collateral owned or held by it or on its behalf, nor grant any other Lien in respect of such Collateral, except as expressly permitted by the Loan Documents. Except for the Security Interest or a transfer permitted by the Loan Documents, no Borrower shall make or permit to be made any transfer of such Collateral, and each Borrower shall remain at all times in possession of such Collateral and shall remain the direct owner, beneficially and of record, of the Pledged Equity included in such Collateral, except that prior to the occurrence of an Event of Default, any Borrower may use and dispose of the Collateral in any lawful manner not inconsistent with the provisions of this Security Agreement, the Credit Agreement or any other Loan Document.

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(i) The Borrowers, at their own expense, shall maintain or cause to be maintained insurance covering physical loss or damage to the Inventory and Equipment in accordance with Section 5.2(f) of the Credit Agreement, which insurance shall be against all risks customarily insured against by similar businesses operating in similar markets. All policies covering such insurance (i) shall contain a standard loss payable clause and shall, in the case of casualty coverage, name the shall name the Bank as loss payee up to the amount outstanding on any Loans in respect of each claim relating to the Collateral and resulting in a payment thereunder and (ii) shall be indorsed to provide, in respect of the interests of the Bank, that (A) in the case of liability coverage, the Bank shall be an additional insured, (B) 30 days' prior written notice of any cancellation thereof shall be given to the Bank and (C) in the event that any Borrower at any time or times shall fail to pay any premium in whole or part relating thereto, the Bank may, in its sole discretion, pay such premium. Each Borrower irrevocably makes, constitutes and appoints the Bank (and all officers, employees or agents designated by the Bank) as such Borrower's true and lawful agent (and attorney-in-fact) for the purpose, during the continuance of an Event of Default, of making, settling and adjusting claims in respect of Collateral under policies of insurance, endorsing the name of such Borrower on any check, draft, instrument or other item of payment for the proceeds of such policies of insurance and for making all determinations and decisions with respect thereto; provided that payment by an insurer in respect of a claim made under liability insurance maintained by any Borrower may be made directly to the Person who shall have incurred the liability which is the subject of such claim. In the event that any Borrower at any time or times shall fail to obtain or maintain any of the policies of insurance required hereby or to pay any premium in whole or part relating thereto, the Bank may, without waiving or releasing any obligation or liability of the Borrowers hereunder or any Event of Default, in its sole discretion, obtain and maintain such policies of insurance and pay such premium and take any other actions with respect thereto as the Bank deems advisable. All sums disbursed by the Bank in connection with this paragraph, including reasonable attorneys' fees, court costs, expenses and other charges relating thereto, shall be payable, upon demand, by the Borrowers to the Bank and shall be additional Obligations secured hereby.

(j) Each Borrower shall: (i) for each Trademark material to the conduct of such Borrower's business, (A) maintain (and shall cause each of its licensees to maintain) such Trademark in full force free from any claim of abandonment or invalidity for non-use, (B) maintain (and shall cause each of its licensees to maintain) the quality of products and services offered under such Trademark, (C) display (and shall cause each of its licensees to display) such Trademark with notice of federal or foreign registration to the extent necessary and sufficient to establish and preserve its rights under applicable law and (D) not knowingly use or knowingly permit the use of such Trademark in violation of any third-party valid and legal rights; (ii) notify the Bank promptly if it knows or has reason to know that any Intellectual Property material to the conduct of its business may become abandoned, lost or dedicated to the public, or of any adverse determination or development (including the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, United States Copyright Office or any court or similar office of any country) regarding such Borrower's ownership of any Intellectual Property, its right to register the same, or to keep and maintain the same; (iii) promptly inform the Bank in the event that it shall, either itself or through any agent, employee, licensee or designee, file an application for any Intellectual Property (or for the registration of any Patent, Trademark or Copyright) with the United States Patent and Trademark Office, United States Copyright Office or any office or agency in any political subdivision of the United States or in any other country or any political subdivision thereof, and, upon request of the Bank, execute and deliver any and all agreements, instruments, documents and papers as the Bank may request to evidence the Bank's security interest in such Patent, Trademark or Copyright, and each Borrower hereby appoints the Bank as its attorney-in-fact to execute and file upon the occurrence and during the continuance of an Event of Default such writings for the foregoing purposes, all acts of such attorney being hereby ratified and confirmed; such power, being coupled with an interest, is irrevocable; and (iv) take all necessary steps that are consistent with the practice in any proceeding before the United States Patent and Trademark Office, United States Copyright Office or any office or agency in any political subdivision of the United States or in any other country or any political subdivision thereof, to maintain and pursue each material application relating to the Patents, Trademarks or Copyrights (and to obtain the relevant grant or registration) and to maintain each issued Patent and each registration of the Trademarks and Copyrights that is material to the conduct of any Borrower's business, including timely filings of applications for renewal, affidavits of use, affidavits of incontestability and payment of maintenance fees, and, if consistent with good business judgment, to initiate opposition, interference and cancellation proceedings against third parties. In the event that any Borrower becomes aware that any Collateral consisting of a Patent, Trademark or Copyright material to the conduct of any Borrower's business has been or is about to be infringed, misappropriated or diluted by a third party, such Borrower promptly shall notify the Bank and shall, if consistent with good business judgment, promptly sue for infringement, misappropriation or dilution and to recover any and all damages for such infringement, misappropriation or dilution, and take such other actions as are appropriate under the circumstances to protect such Collateral. Upon and during the continuance of an Event of Default, the Borrowers shall use their reasonable commercial efforts to obtain all requisite consents or approvals by the licensee of each Copyright License, Patent License or Trademark License to effect the assignment of all of the Borrowers' right, title and interest thereunder to the Bank or its designee.

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Section 6.          Certain Rights as to the Collateral; Attorney-In-Fact

(a) So long as no Event of Default shall have occurred and be continuing:

(i)         The Borrowers shall be entitled to exercise any and all voting and other consensual rights pertaining to the Collateral or any part thereof for any purpose not inconsistent with the terms of this Security Agreement and the other Loan Documents, provided that the Borrowers shall not exercise or refrain from exercising any such right without the prior written consent of the Bank if such action or inaction would have a material adverse effect on the value of the Collateral, or any part thereof, or the validity, priority or perfection of the security interests granted hereby or the remedies of the Bank hereunder.

(ii)        The Borrowers shall be entitled to receive and retain any and all dividends, principal, interest and other distributions paid in respect of the Collateral to the extent not prohibited by this Security Agreement or the other Loan Documents, provided that any and all (A) dividends, principal, interest and other distributions paid or payable other than in cash in respect of, and instruments (other than checks in payment of cash dividends) and other Property received, receivable or otherwise distributed in respect of, or in exchange for, Collateral, (B) dividends and other distributions paid or payable in cash in respect of any Collateral in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in-surplus, and (C) cash paid, payable or otherwise distributed in redemption of, or in exchange for, any Collateral, shall be, and shall forthwith be delivered to the Bank to be held as, Collateral and shall, if received by the Borrowers, be received in trust for the benefit of the Bank, be segregated from the other Property of the Borrowers, and be forthwith delivered to the Bank as Collateral in the same form as so received (with any necessary indorsement or assignment).

(iii)       The Bank shall execute and deliver (or cause to be executed and delivered) to the Borrowers, at the Borrowers' expense, all such proxies and other instruments as the Borrowers may reasonably request for the purpose of enabling the Borrowers to exercise the voting and other rights which it is entitled to exercise pursuant to clause (i) above and to receive the dividends, principal or interest payments, or other distributions which it is authorized to receive and retain pursuant to clause (ii) above.

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(b) Upon the occurrence and during the continuance of an Event of Default:

(i)         All rights of the Borrowers to (A) exercise the voting and other consensual rights which it would otherwise be entitled to exercise pursuant to Section 6(a)(i) shall, upon notice to the Borrowers by the Bank, cease and (B) receive the dividends, principal and interest payments and other distributions which it would otherwise be authorized to receive and retain pursuant to Section 6(a)(ii) shall automatically cease, and all such rights shall thereupon become vested in the Bank, which shall thereupon have the right, but not the obligation, to exercise such voting and other consensual rights and to receive and hold as Collateral such dividends, principal or interest payments and distributions.

(ii)        All dividends, principal and interest payments and other distributions which are received by any Borrower contrary to the provisions of Section 6(b)(i) shall be received in trust for the benefit of the Bank, shall be segregated from other funds of the Borrowers and shall be forthwith paid over to the Bank as Collateral in the same form as so received (with any necessary indorsement).

(c) In the event that all or any part of the securities or instruments constituting the Collateral are lost, destroyed or wrongfully taken while such securities or instruments are in the possession of the Bank, the Borrowers shall cause the delivery of new securities or instruments in place of the lost, destroyed or wrongfully taken securities or instruments upon request therefor by the Bank without the necessity of any indemnity bond or other security other than the Bank’s agreement or indemnity therefor customary for security agreements similar to this Agreement.

(d) Each Borrower hereby irrevocably appoints the Bank such Borrower's attorney-in- fact, with full authority in the place and stead of such Borrower and in the name of such Borrower or otherwise, from time to time at any time when an Event of Default exists, in the Bank's discretion, to take any action and to execute any instrument which the Bank may deem necessary or advisable to accomplish the purposes of this Security Agreement, including, without limitation:

(i)          to ask for, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral, and to receive, indorse, and collect any drafts or other chattel paper, instruments and documents in connection therewith,

(ii)         to file any claims or take any action or institute any proceedings which the Bank may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of the Bank with respect to any of the Collateral, and

(iii)        to receive, indorse and collect all instruments made payable to such Borrower representing any dividend, principal payment, interest payment or other distribution in respect of the Collateral or any part thereof and to give full discharge for the same.

The powers granted to the Bank under this Section constitute a power coupled with an interest which shall be irrevocable by the Borrowers and shall survive until all of the Obligations have been indefeasibly paid in full in accordance with the Credit Agreement.

(e) If any Borrower fails to perform any agreement contained herein, the Bank may itself perform, or cause performance of, such agreement, and the reasonable expenses of the Bank incurred in connection therewith shall be payable by the Borrowers under Section 9.

(f) The powers conferred on the Bank hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custodyof any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Bank shall have no duty as to any Collateral. The Bank shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which the Bank accords its own property of similar type.

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Section 7.          Remedies upon Default

(a) Upon the occurrence and during the continuance of an Event of Default, the Borrowers shall deliver each item of Collateral to the Bank on demand, and the Bank shall have in any jurisdiction in which enforcement hereof is sought, in addition to any other rights and remedies, the rights and remedies of a secured party under the NYUCC or the UCC of any jurisdiction in which the Collateral is located, including, without limitation, the right, with or without legal process (to the extent permitted by law) and with or without prior notice or demand for performance, to take possession of the Collateral and without liability for trespass (to the extent permitted by law) to enter any premises where the Collateral may be located for the purpose of taking possession of or removing the Collateral (and for that purpose the Bank may, so far as any Borrower can give authority therefor, enter upon any premises on which the Collateral may be situated and remove the Collateral therefrom) and, generally, to exercise any and all rights afforded to a secured party under the UCC or other applicable law. Without limiting the generality of the foregoing, each Borrower agrees that the Bank shall have the right, subject to the mandatory requirements of applicable law, to sell or otherwise dispose of all or any part of the Collateral, at public or private sale or at any broker's board or on any securities exchange, for cash, upon credit or for future delivery as the Bank shall deem appropriate. Each such purchaser at any such sale shall hold the property sold absolutely, free from any claim or right on the part of any Borrower, and each Borrower hereby waives (to the extent permitted by law) all rights of redemption, stay, valuation and appraisal which such Borrower or now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted.

(b) Unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, the Bank shall give to the Borrowers at least ten days' prior written notice of the time and place of any public sale of Collateral or of the time after which any private sale or any other intended disposition is to be made. Each Borrower hereby acknowledges that ten days’ prior written notice of such sale or sales shall be reasonable notice. Each Borrower hereby waives any and all rights that it may have to a judicial hearing in advance of the enforcement of any of the Bank's rights hereunder, including, without limitation, the right of the Bank following an Event of Default to take immediate possession of the Collateral and to exercise its rights with respect thereto.

(c) Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Bank may fix and state in the notice (if any) of such sale. At any such sale, the Collateral, or portion thereof, to be sold may be sold in one lot as an entirety or in separate parcels, as the Bank may (in its sole and absolute discretion) determine. The Bank shall not be obligated to make any sale of any Collateral if it shall determine not to do so, regardless of the fact that notice of sale of such Collateral shall have been given. The Bank may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. In case any sale of all or any part of the Collateral is made on credit or for future delivery, the Collateral so sold may be retained by the Bank until the sale price is paid by the purchaser or purchasers thereof, but the Bank shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may be sold again upon like notice. At any public (or, to the extent permitted by applicable law, private) sale made pursuant to this Section, the Bank may bid for or purchase, free from any right of redemption, stay, valuation or appraisal on the part of any Borrower (all said rights being also hereby waived and released), the Collateral or any part thereof offered for sale and may make payment on account thereof by using any claim then due and payable to the Bank from any Borrower as a credit against the purchase price, and the Bank may, upon compliance with the terms of sale, hold, retain and dispose of such property without further accountability to any Borrower therefor. For purposes hereof, (i) a written agreement to purchase the Collateral or any portion thereof shall be treated as a sale thereof, (ii) the Bank shall be free to carry out such sale pursuant to such agreement and (iii) the Borrower shall not be entitled to the return of the Collateral or any portion thereof subject thereto, notwithstanding the fact that after the Bank shall have entered into such an agreement all Events of Default shall have been remedied and the Obligations paid in full. As an alternative to exercising the power of sale herein conferred upon it, the Bank may proceed by a suit or suits at law or in equity to foreclose upon the Collateral and to sell the Collateral or any portion thereof pursuant to a judgment or decree of a court or courts having competent jurisdiction or pursuant to a proceeding by a court-appointed receiver.

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(d) Any sale conducted in accordance with the provisions of this Section 7 shall be deemed to conform to commercially reasonable standards as provided in Section 9-610 of the NYUCC or the UCC of any other jurisdiction in which Collateral is located or any other requirement of applicable law. Without limiting the foregoing, any Borrower agrees and acknowledges that, to the extent that applicable law imposes duties on the Bank to exercise remedies in a commercially reasonable manner, it shall be commercially reasonable for the Bank to do any or all of the following: (i) fail to incur expenses deemed significant by the Bank to prepare Collateral for disposition or otherwise to complete raw materials or work in process into finished goods or other finished products for disposition; (ii) fail to obtain third-party consents for access to Collateral to be disposed of, or to obtain or, if not required by other law, to fail to obtain governmental or third-party consents for the collection or disposition of Collateral to be collected or disposed of, (iii) fail to exercise collection remedies against Account Debtors or other persons obligated on Collateral or to remove Liens on any Collateral, (iv) exercise collection remedies against Account Debtors and other persons obligated on Collateral directly or through the use of collection agencies and other collection specialists, (v) advertise dispositions of Collateral through publications or media of general circulation, whether or not the Collateral is of a specialized nature, (vi) contact other Persons, whether or not in the same business as the Borrowers, for expressions of interest in acquiring all or any portion of the Collateral, (vii) hire one or more professional auctioneers to assist in the disposition of Collateral, whether or not the Collateral is of a specialized nature, (viii) dispose of Collateral utilizing Internet sites that provide for the auction of assets of the types included in the Collateral or that have reasonable capability of doing so, or that match buyers and sellers of assets, (ix) disclaim dispositions of warranties, (x) purchase (or fail to purchase) insurance or credit enhancements to insure the Bank against risk of loss, collection or disposition of Collateral or to provide to the Bank a guaranteed return from the collection or disposition of Collateral, or (xi) to the extent deemed appropriate by the Bank, obtain the services of other brokers, investment bankers, consultants and other professionals to assist the Bank in the collection or disposition of any of the Collateral. Nothing in this Section 7 shall be construed to grant any rights to any Borrower or to impose any duties on the Bank that would not have been granted or imposed by this Security Agreement or applicable law in the absence of this Section 7 and the parties hereto acknowledge that the purpose of this Section 7 is to provide non-exhaustive indications of what actions or omissions by the Bank would be deemed commercially reasonable in the exercise by the Bank of remedies against the Collateral and that other actions or omissions by the Bank shall not be deemed commercially unreasonable solely on account of not being set forth in this Section 7.

(e) For the purpose of enabling the Bank to exercise rights and remedies under this Section, each Borrower hereby grants to the Bank an irrevocable, non-exclusive license (exercisable without payment of royalty or other compensation to any Borrower) to use, license or sub-license any of the Collateral consisting of Intellectual Property now owned or hereafter acquired by any Borrower, and wherever the same may be located, and including in such license reasonable access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof. The use of such license by the Bank may be exercised, at the option of the Bank, solely upon the occurrence and during the continuation of an Event of Default and the Obligations having become due and payable; provided that any license, sub-license or other transaction entered into by the Bank in accordance herewith shall be binding upon the Borrowers notwithstanding any subsequent cure of an Event of Default. Any royalties and other payments received by the Bank shall be applied in accordance with Section 8. The license set forth in this Section 7(e) shall terminate without any further action by either party once the Obligations have been indefeasibly paid in full in accordance with the Credit Agreement.

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Section 8.          Application of Proceeds of Sale

The Bank shall apply the proceeds of any collection or sale of the Collateral, as well as any Collateral consisting of cash, first, to the payment of all costs and expenses incurred by the Bank in connection with such collection or sale or otherwise in connection with this Security Agreement, any other Loan Document or any of the Obligations, including all court costs and the reasonable fees and expenses of their respective agents and legal counsel, the repayment of all advances made by the Bank hereunder or under any other Loan Document on behalf of any Borrower and any other costs or expenses incurred in connection with the exercise of any right or remedy hereunder or under any other Loan Document, second, to the payment in full of the Obligations, and third, to the Borrowers, their successors or assigns, or as a court of competent jurisdiction may otherwise direct. The Bank shall have absolute discretion as to the time of application of any such proceeds, moneys or balances in accordance with this Security Agreement. Upon any sale of the Collateral by the Bank (including pursuant to a power of sale granted by statute or under a judicial proceeding), the receipt of the purchase money by the Bank or of the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Bank or such officer or be answerable in any way for the misapplication thereof.

Section 9.          Reimbursement of the Bank

(a) The Borrowers shall pay upon demand to the Bank the amount of any and all reasonable expenses, including the reasonable fees, other charges and disbursements of counsel and of any experts or agents, that the Bank may incur in connection with (i) the administration of this Security Agreement relating to any Borrower or any of its property, (ii) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Collateral owned or held by or on behalf of any Borrower, (iii) the exercise, enforcement or protection of any of the rights of the Bank hereunder relating to any Borrower or any of its property or (iv) the failure by any Borrower to perform or observe any of the provisions hereof.

(b) Without limitation of its indemnification obligations under the other Loan Documents, any Borrower shall indemnify the Bank and its directors, officers, employees, advisors, agents, successors and assigns (each an "Indemnitee") against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses, including reasonable counsel fees, other charges and disbursements, incurred by or asserted against any Indemnitee arising out of, in any way connected with, or as a result of (i) the execution or delivery by the Borrowers of this Security Agreement or any other Loan Document or any agreement or instrument contemplated hereby or thereby, the performance by the Borrowers of their obligations under the Loan Documents and the other transactions contemplated thereby or (ii) any claim, litigation, investigation or proceeding relating to any of the foregoing, whether or not any Indemnitee is a party thereto, provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee.

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(c) Any amounts payable as provided hereunder shall be additional Obligations secured hereby and by the other Security Documents. The provisions of this Section shall remain operative and in full force and effect regardless of the termination of this Security Agreement or any other Loan Document, the consummation of the transactions contemplated hereby, the repayment of any of the Obligations, the invalidity or unenforceability of any term or provision of this Security Agreement or any other Loan Document or any investigation made by or on behalf of the Bank. All amounts due under this Section shall be payable on written demand therefor and shall bear interest at the rate specified in Section 2.7(b) of the Credit Agreement.

Section 10.         Waivers; Amendment

(a) No failure or delay of the Bank in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Bank hereunder and under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Security Agreement or any other Loan Document or consent to any departure by the Borrowers therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice or demand on any Borrower in any case shall entitle the Borrowers to any other or further notice or demand in similar or other circumstances.

(b) Neither this Security Agreement nor any provision hereof may be waived, amended or modified except pursuant to a written agreement entered into by, between or among the Bank and the Borrowers.

(c) Upon the payment in full of the Obligations and all other amounts payable under this Agreement and the expiration or termination of the Commitment, the security interest granted hereby shall terminate and all rights to the Collateral shall revert to the Borrowers. Upon any such termination, the Bank will, at the Borrowers' expense, return to the Borrowers such of the Collateral as shall not have been sold or otherwise applied pursuant to the terms hereof and execute and deliver to the Borrowers such documents as the Borrowers shall reasonably request to evidence such termination.

Section 11.         Security Interest Absolute

All rights of the Bank hereunder, the Security Interest and all obligations of the Borrowers hereunder shall be absolute and unconditional irrespective of (a) any lack of validity or enforceability of the Credit Agreement, any other Loan Document, any agreement with respect to any of the Obligations or any other agreement or instrument relating to any of the foregoing, (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from the Credit Agreement, any other Loan Document or any other agreement or instrument relating to any of the foregoing, (c) any exchange, release or non-perfection of any Lien on any other collateral, or any release or amendment or waiver of, or consent under, or departure from, any guaranty, securing or guaranteeing all or any of the Obligations or (d) any other circumstance that might otherwise constitute a defense available to, or a discharge of, any Borrower in respect of the Obligations or in respect of this Security Agreement or any other Loan Document other than the indefeasible payment of the Obligations in full in cash.

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Section 12.         Notices

All communications and notices hereunder shall be in writing and given as provided in

Section 8.1 of the Credit Agreement.

Section 13.         Binding Effect; Assignments

Whenever in this Security Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party; and all covenants, promises and agreements by or on behalf of each Borrower that are contained in this Security Agreement shall bind and inure to the benefit of each party hereto and its successors and assigns. This Security Agreement shall become effective when a counterpart hereof executed on behalf of each Borrower shall have been delivered to the Bank and a counterpart hereof shall have been executed on behalf of the Bank, and thereafter shall be binding upon each Borrower, the Bank and its successors and assigns, and shall inure to the benefit of each Borrower, the Bank and its successors and assigns, except that no Borrower shall have the right to assign its rights or obligations hereunder or any interest herein or in the Collateral (and any such attempted assignment shall be void), except as expressly contemplated by this Security Agreement or the other Loan Documents.

Section 14.         Survival of Agreement; Severability

(a) All covenants, agreements, representations and warranties made by any Borrower herein and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Security Agreement or any other Loan Document shall be considered to have been relied upon by the Bank and shall survive the execution and delivery of any Loan Documents and the making of any Loan or other extension of credit, regardless of any investigation made by the Bank or on its behalf and notwithstanding that the Bank may have had notice or knowledge of any Default or incorrect representation or warranty at the time any credit is extended under the Credit Agreement, and shall continue in full force and effect until this Security Agreement shall terminate.

(b) In the event any one or more of the provisions contained in this Security Agreement or any other Loan Document should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein or therein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

Section 15.         Governing Law; Jurisdiction; Consent to Service of Process

(a) This Security Agreement shall be governed by, and construed in accordance with, the laws of the state of New York.

(b) Each of the parties hereto hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Security Agreement, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that, to the extent permitted by applicable law, all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by applicable law, in such federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Security Agreement shall affect any right that either party hereto may otherwise have to bring any action or proceeding relating to this agreement or the other loan documents in the courts of any jurisdiction.

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(c) Each party hereto hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Security Agreement in any court referred to in subsection (b) of this Section. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(d) Each party to this Security Agreement irrevocably consents to service of process in the manner provided for notices in Section 12. Nothing in this Security Agreement will affect the right of either party to this Security Agreement to serve process in any other manner permitted by law.

Section 16.         Counterparts

This Security Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one contract, and shall become effective as provided in Section 13. Delivery of an executed counterpart of this Security Agreement by facsimile transmission or electronic mail shall be as effective as delivery of a manually executed counterpart of this Security Agreement.

Section 17.         Headings

Section headings used herein are for convenience of reference only, are not part of this Security Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Security Agreement.

Section 18. WAIVER OF JURY TRIAL

EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS SECURITY AGREEMENT. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF THE OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTY HERETO HAVE BEEN INDUCED TO ENTER INTO THIS SECURITY AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

Section 19.         Amendment and Restatement

This Security Agreement shall constitute an amendment and restatement of all of the terms and conditions of the Existing Security Agreement. The parties hereto acknowledge and agree that (a) this Security Agreement does not constitute a novation or termination of the Existing Borrowers' obligations under the Existing Security Agreement and related documents, (b) such obligations are in all respects continuing (as amended and restated hereby) with only the terms thereof being modified as provided in this Security Agreement and (c) the liens and security interests as granted under the Existing Security Agreement are in all respects continuing and in full force and effect and secure the payment of the Obligations.

[Remainder of page intentionally left blank.]

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IN WITNESS WHEREOF, the pmties hereto have duly executed this Security Agreement as of the day and year first above written.

THE ONE GROUP, LLC

By:	/s/ Jonathan Segal
Name:	Jonathan Segal
Title:	Chief Executive Officer

ONE 29 PARK MANAGEMENT, LLC

By:	/s/ Jonathan Segal
Name:	Jonathan Segal
Title:	Chief Executive Officer

STK-LAS VEGAS, LLC

By:	/s/ Jonathan Segal
Name:	Jonathan Segal
Title:	Chief Executive Officer

STK ATLANTA, LLC

By:	/s/ Jonathan Segal
Name:	Jonathan Segal
Title:	Chief Executive Officer

HERAEA VEGAS, LLC

By:	/s/ Jonathan Segal
Name:	Jonathan Segal
Title:	Chief Executive Officer

XI SHI LAS VEGAS, LLC

By:	/s/ Jonathan Segal
Name:	Jonathan Segal
Title:	Chief Executive Officer

The One Group Amended and Restated Security Agreement Signature Page

HERALD NATIONAL BANK

By:
Name:
Title:

The One Group Amended and Restated Security Agreement Signature Page

STATE OF NEW YORK	)
) ss.:
COUNTY OF NEW YORK	)

On the ____ day of January in the year 2013 before me, the undersigned, personally appeared __________, personally known to me or proved to me on the basis of satisfactoryevidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.

Notary Public

My Commission Expires:

SCHEDULE 1

TO

SECURITY AGREEMENT

Locations of Collateral

A.	All locations where the Borrowers maintain any books or records relating to any Accounts Receivable or Pledged Debt (with each location at which chattel paper, if any, is kept being indicated by an "*"):

411 West 14th Street, 3rd Floor, New York, New York 10014

B.	All the material places of the Borrowers’ businesses (other than a chief executive office) not identified in paragraph A. above:

1.	420 Park Ave. South, New York, New York 10016

2.	1114 Avenue of the Americas, New York, New York 10110

3.	3708 Las Vegas Blvd., Las Vegas, Nevada 89109

4.	1075 Peachtree Street, Atlanta, Georgia 30309

5.	4321 West Flamingo Road, Las Vegas, Nevada 89103

C.	All the locations where the Borrowers maintain any Collateral not identified above:

1.	HSBC (Operating Account); 452 5th Ave., New York, New York 10018

2.	Citibank (Operating Account); 111 Wall Street, New York, New York 10005

3.	Capital One (Operating Account); 176 Broadway, New York, New York 10038

4.	Chase Bank (Operating Account); 345 Hudson Street, New York, New York 10014

5.	Chase Bank (Money Market Account); 345 Hudson Street, New York, New York 10014

D.	The names and addresses of all persons other than the Borrowers that have possession of any of its Collateral:

1.	STK Miami, LLC; 2377 Collins Ave., Miami Beach, Florida 33139

2.	STK Miami Services, LLC; 2377 Collins Ave., Miami Beach, Florida 33139

3.	WSATOG (Miami) LLC; 2377 Collins Ave., Miami Beach, Florida 33139

4.	One 29 Park, LLC; 420 Park Ave. South, New York, New York 10016

5.	One Marks, LLC; 411 West 14th Street, New York, New York 10014

6.	JEC II LLC; 1 Little West 12th Street, New York, New York 10014

7.	MPD Space Events, LLC; 26 Little West 12th Street, New York, New York 10014

8.	Little West 12th LLC; 26 Little West 12th Street, New York, New York 10014

9.	Basement Manager LLC; 26 Little West 12th Street, New York, New York 10014

10.	STK Midtown LLC; 1114 Avenue of the Americas, New York, New York 10110

11.	STK Midtown Holdings, LLC; 1114 Avenue of the Americas, New York, New York 10110

12.	STKOUT Midtown, LLC; 1114 Avenue of the Americas, New York, New York 10110

13.	Asellina Marks LLC; 411 West 14th Street, 3rd Floor, New York, New York 10014

14.	Bridge Hospitality LLC; 755 North La Cienega, Los Angeles, California 90069

15.	ONE Atlantic City, LLC; 500 Boardwalk, Atlantic City, New Jersey 08401

16.	T.O.G. (UK) Limited; Acre House, 11/15 William Road, London, NW1 3ER

17.	408 W15 Members, LLC; 411 West 14th Street, 3rd Floor, New York, New York 10014

18.	BBCLV, LLC; 3801 Las Vegas Boulevard South, Las Vegas, Nevada 89109

19.	Bagatelle La Cienega, LLC; 755 North La Cienega Blvd., Los Angeles, California 90069

20.	Bagatelle Miami, LLC; Collins Avenue, Miami, Florida (exact address TBD)

SCHEDULE 2

TO

SECURITY AGREEMENT

Pledged Equity

The One Group, LLC

Subsidiary	Jurisdiction of Formation	Type of Organization	Ownership Interest
One 29 Park Management, LLC	New York	Limited Liability Company	100%
STK-Las Vegas, LLC	Nevada	Limited Liability Company	100%
STK Atlanta, LLC	Georgia	Limited Liability Company	100%
Heraea Vegas, LLC	Nevada	Limited Liability Company	100%
Xi Shi Las Vegas, LLC	Nevada	Limited Liability Company	100%

One 29 Park Management, LLC

NONE

STK – Las Vegas, LLC

NONE

STK Atlanta, LLC

NONE

Heraea Vegas, LLC

NONE

Xi Shi Las Vegas, LLC

NONE

SCHEDULE 3

TO

SECURITY AGREEMENT

Pledged Debt

The One Group, LLC

1.	Note receivable from STK-LA, LLC in the original principal amount of $100,000

2.	Note receivable from STK-LA, LLC in the principal amount of $2,267,704

3.	Note receivable from STK Midtown Holdings LLC in the amount of $2,088,457

One 29 Park Management, LLC

NONE

STK – Las Vegas, LLC

NONE

STK Atlanta, LLC

NONE

Heraea Vegas, LLC

NONE

Xi Shi Las Vegas, LLC

NONE

SCHEDULE 4

TO

SECURITY AGREEMENT

Intellectual Property

I.	COPYRIGHTS AND COPYRIGHT LICENSES

NONE

II.	PATENTS AND PATENT LICENSES

NONE

III.	TRADEMARKS AND TRADEMARK LICENSES

SEE ATTACHED TRADEMARK CHART

Service Marks and Trademarks of THE ONE GROUP LLC

Revised: 12/6/12

UNITED STATES

GP NO.	MARK	APPLICATION/ REGISTRATION NO.	APPLICANT	(CLASS) GOODS AND/OR SERVICES	STATUS
484-006	THE ONE NEW YORK	SN: 78/528,391 Filed 12/7/04	THE ONE GROUP LLC

(Class 43) Hotels, restaurants, cafes, bar services, cocktail lounges, resort hotels; health resort services, namely, providing food and lodging that specialize in promoting patrons’ general health and well-being; spa services, namely, providing temporary accommodations and meals to clients of a health or beauty spa.

Suspended on 7/27/05 (still suspended as of 5/7/12)
484-007	THE ONE NEW ORLEANS	SN: 78/528,405 Filed 12/7/04	THE ONE GROUP LLC

(Class 43) hotels, restaurants, cafes, bar services, cocktail lounges, resort hotels; health resort services, namely, providing food and lodging that specialize in promoting patrons' general health and well-being; and spa services, namely, providing temporary accommodations and meals to clients of a health or beauty spa.

Suspended on 7/27/05 (still suspended as of 5/7/12)
484-008	THE ONE LAS VEGAS	SN:78/528,408 Filed 12/7/04	THE ONE GROUP LLC

(Class 43) Hotels, restaurants, cafes, bar services, cocktail lounges, resort hotels; health resort services, namely, providing food and lodging that specialize in promoting patrons’ general health and well-being; spa services, namely, providing temporary accommodations and meals to clients of a health or beauty spa.

Suspended on 7/27/05 (still suspended as of 5/7/12)
484-009	THE ONE CHICAGO	SN: 78/528,416 Filed 12/7/04	THE ONE GROUP LLC

(Class 43) hotels, restaurants, cafes, bar services, cocktail lounges, resort hotels; resort lodging services; and spa services, namely, providing temporary accommodations and meals to clients of a health or beauty spa.

Suspended on 8/4/05 (still suspended as of 8/9/12)

GP NO.	MARK	APPLICATION/ REGISTRATION NO.	APPLICANT	(CLASS) GOODS AND/OR SERVICES	STATUS
484-010	THE ONE LOS ANGELES	SN: 78/528,424 Filed 12/7/04	THE ONE GROUP LLC

(Class 43) hotels, restaurants, cafes, bar services, cocktail lounges, resort hotels; health resort services, namely, providing food and lodging that specialize in promoting patrons' general health and well-being; and spa services, namely, providing temporary accommodations and meals to clients of a health or beauty spa.

Suspended on 7/27/05 (still suspended as of 5/7/12)
484-011	THE ONE GROUP	SN: 78/528,430, filed 12/7/04	THE ONE GROUP LLC

(Class 43) hotels, restaurants, cafes, bar services, cocktail lounges, resort hotels; health resort services, namely, providing food and lodging that specialize in promoting patrons' general health and well-being; and spa services, namely, providing temporary accommodations and meals to clients of a health or beauty spa.

Suspended on 8/16/05 (still suspended as of 8/27/12)
484-018	THE ONE MIAMI	SN:78/663,799 Filed 7/5/05	THE ONE GROUP LLC

(Class 43) hotels, restaurants, cafes, bar services, cocktail lounges, resort hotels; health resort services, namely, providing food and lodging that specialize in promoting patrons' general health and well-being; and spa services, namely, providing temporary accommodations and meals to clients of a health or beauty spa.

Suspended on 7/27/07 (still suspended as of 4/3/12)
484-019	THE ONE ATLANTIC CITY	SN:78/663,803 Filed 7/5/05	THE ONE GROUP LLC

(Class 43) hotels, restaurants, cafes, bar services, cocktail lounges, resort hotels; health resort services, namely, providing food and lodging that specialize in promoting patrons' general health and well-being; and spa services, namely, providing temporary accommodations and meals to clients of a health or beauty spa.

Suspended on 7/27/07 (still suspended as of 4/3/12)
915-002	STK	SN:78/691,571 Filed 8/2/05 RN: 3188230 Issued: 12/19/06	THE ONE GROUP LLC	(Class 43) Bar services; Restaurants.	Registered 8 & 9 due: 12/19/16

2

GP NO.	MARK	APPLICATION/ REGISTRATION NO.	APPLICANT	(CLASS) GOODS AND/OR SERVICES	STATUS
915-004	Not Your Daddy’s Steakhouse	SN: 77/003,892 Filed 9/21/06 RN:3,267,266 Issued: 7/24/07	The One Group LLC	(Class 43) Restaurant and bar services.	Registered 8 & 15 Accepted: 8/11/12 8 & 9 due: 7/24/17
915-006		SN: 77/239,608 Filed 7/26/07 RN: 3,381,619 Issued: 2/12/08	The One Group LLC	(Class 43) Restaurants; Bar services	Registered 8 & 15 due: 2/12/14 Renewal deadline 8 & 9 due: 2/12/18
915-015	UNMISTKABLE	SN: 77/917,096 Filed: 1/21/10 RN: 4,080,591 Issued: 1/3/12	The One Group LLC	(Class 43) Cafe and restaurant services; Cafe- restaurants; Restaurant, bar and catering services; Restaurants; Cafes; Cocktail lounges; Wine bars; Bar services	Registered 8&15 due: 1/3/18 Renewal due: 1/3/22
915-032		SN: 85/379,387 Filed: 7/24/11 RN: 4,208,788 Issued: 9/18/12	The One Group LLC

(Class 43) Café services; Cocktail lounge services; Restaurant services, including sit-down service of food and take-out restaurant services; Restaurant services, namely, providing of food and beverages for consumption on and off the premises; Serving food and drinks; Take-out restaurant services

Registered 8 & 15 due: 9/18/18 Renewal 8 & 9 due: 9/18/22
915-032- CHLD		SN: 85/976,398 Filed: 7/24/11	The One Group LLC	(Class 43) Bar services	Pending Notice of Allowance: 8/28/12 Statement of Use due: 2/28/13
915-036	STK OUT…A GIRL’S GOTTA EAT	SN: 85/451,863 Filed: 10/20/11	The One Group LLC	(Class 43) Bar services	Pending Notice of Allowance: 10/16/12 Statement of Use due: 4/16/13
3

GP NO.	MARK	APPLICATION/ REGISTRATION NO.	APPLICANT	(CLASS) GOODS AND/OR SERVICES	STATUS
915-036- CHLD	STK OUT…A GIRL’S GOTTA EAT	SN: 85/976,492 Filed: 10/20/11 RN: 4,234,247 Issued: 10/30/12	The One Group LLC

(Class 43) Café services; Providing of food and drink; Restaurant services; Retaurant services, including sit-down of food and take-out restaurant services; Restaurant services, namely, providing of food and beverages for consumption on and off the premises; Serving food and drinks; Take-out restaurant services.

Registered 8 & 15 due: 10/30/18 Renewal 8 & 9 due: 10/30/22
915-038	STK REBEL	SN: 85/500,193 Filed: 12/20/11	The One Group LLC

(Class 43) Bar services; Café services; Cocktail lounge services; Restaurant services, including sit- down service of food and take-out restaurant services; Restaurant services, namely, providing of food and beverages for consumption on and off the premises; Serving food and drinks; Take-out restaurant services

Pending Notice of Allowance: 7/17/12 Statement of Use due: 1/17/13
916-011	BAGATELLE	SN: 77/333,759 Filed: 11/20/07 RN: 3,595,950 Issued: 3/24/09	The One Group LLC	(Class 41) Night Clubs (Class 43) Restaurant and Bar Services; Restaurants; Wine Bars; Cocktail Lounges.	Registered 8 & 15 Due: 3/24/15 Renewal Due: 3/24/19
916-014	ICHI	SN: 77/444,715 Filed 4/10/08	The One Group LLC	(Class 41) Night clubs (Class 43) Café and restaurant services; Café- restaurants; Restaurant, bar and catering services; Restaurants; Cafes; Cocktail lounges; Wine bars; Bar services	Suspended 7/24/08 Still suspended as of 8/8/12
916-018	ONE ROCKS	SN: 77/711,156 Filed: 4/9/09	The One Group LLC	(Class 41) Night clubs (Class 43) Bar services	Suspended 1/6/10 Still suspended as of 7/24/12
916-024	YI	SN: 77/840,881 Filed: 10/4/09	The One Group LLC	(Class 43) Cafe and restaurant services; Cafe- restaurants; Restaurant, bar and catering services; Restaurants; Cafes; Cocktail lounges; Wine bars; Bar services	Suspended 12/31/09 Still suspended as of 7/10/12
916-025	ASELLINA	SN: 77/841,398 Filed: 10/5/09 RN: 3,967,067 Issued: 5/24/2011	The One Group LLC	(Class 43) Cafe and restaurant services; Cafe- restaurants; Restaurant, bar and catering services; Restaurants; Cafes; Cocktail lounges; Wine bars; Bar services	Registered 8 & 15 due: 5/24/17 Renewal due: 5/24/21
4

GP NO.	MARK	APPLICATION/ REGISTRATION NO.	APPLICANT	(CLASS) GOODS AND/OR SERVICES	STATUS
916-033	HERAEA	SN: 85/615,048 Filed: 5/2/12	The One Group LLC

(Class 25) Athletic shoes; Baseball caps; Bathrobes; Beach shoes; Bolo ties; Bow ties;

Boxer shorts; Bras; Cap visors; Caps; Coats; Flip flops; Gloves; Halter tops; Hats; Head scarves; Headwear; Hooded sweat shirts; Jackets; Leather jackets; Leg-warmers; Leggings; Lingerie; Loungewear; Nightshirts; Pajama bottoms; Pajamas; Panties; Pants; Raincoats; Sandals; Scarves; Shirts; Shoes; Shorts; Skirts; Skorts; Skullies; Sleepwear; Slipper socks; Slippers; Sneakers; Socks; Sports coats; Sports bra; Sweat bands; Sweat pants; Sweat shirts; Sweat shorts; Sweat suits; Sweaters; T-shirts; Tank tops; Ties; Underwear; Wrist bands

(Class 41) Arranging and conducting nightclub entertainment events; Arranging and conducting nightclub parties; Night clubs.

(Class 43) Bar services; Café services; Cocktail lounge services; Restaurant services; Restaurant services, namely, providing of food and beverages for consumption on and off the premises.

Pending Foreign Priority due: 11/2/12 Publication Date: 10/2/12
916-034	WHERE GIRLS GO TO PLAY	SN: 85/615,109 Filed: 5/2/12	The One Group LLC

(Class 41) Arranging and conducting nightclub entertainment events; Arranging and conducting nightclub parties; Night clubs.

(Class 43) Bar services; Café services; Cocktail lounge services; Restaurant services; Restaurant services, namely, providing of food and beverages for consumption on and off the premises.

Pending SOU or Ext. Due: 5/27/13
916-035	WHERE GIRLS PLAY HARD	SN: 85/615,123 Filed: 5/2/12	The One Group LLC

(Class 41) Arranging and conducting nightclub entertainment events; Arranging and conducting nightclub parties; Night clubs.

(Class 43) Bar services; Café services; Cocktail lounge services; Restaurant services; Restaurant services, namely, providing of food and beverages for consumption on and off the premises.

Pending SOU or Ext. Due: 5/27/13
5

GP NO.	MARK	APPLICATION/ REGISTRATION NO.	APPLICANT	(CLASS) GOODS AND/OR SERVICES	STATUS
916-036	XISHI	SN: 85/699,765 Filed: 8/9/12	The One Group LLC

(Class 25) Athletic shoes; Baseball caps; Beach shoes; Belts; Bottoms; Bow ties; Boxer shorts; Bras; Briefs; Briefs; Caps; Coats; Flip flops; Gloves; Gym shorts; Halter tops; Hats; Head scarves; Headwear; Hooded sweat shirts; Jackets; Leggings; Lingerie; Loungewear;

Night shirts; Pajama bottoms; Pajamas; Panties; Pants; Rainwear; Sandal-clogs; Sandals; Sandals and beach shoes; Scarves; Shirts; Shoes; Shorts; Sleepwear; Slipper socks; Sneakers; Socks; Sports bras; Stockings; Suspenders; Sweat bands; Sweat pants; Sweat shirts; Sweat suits; Swimwear; T-shirts; Tank-tops; Ties; Tops; Underwear

(Class 41) Arranging and conducting nightclub entertainment events; Arranging and conducting nightclub parties; Night clubs

(Class 43) Bar services; Cafe services; Cocktail lounge services; Restaurant services; Restaurant services, including sit-down service of food and take-out restaurant services; Restaurant services, namely, providing of food and beverages for consumption on and off the premises

Pending Foreign Priority due: 2/9/13
6

GP NO.	MARK	APPLICATION/ REGISTRATION NO.	APPLICANT	(CLASS) GOODS AND/OR SERVICES	STATUS
916-037	XI SHI	SN: 85/700,437 Filed: 8/10/12	The One Group LLC

(Class 25) Athletic shoes; Baseball caps; Beach shoes; Belts; Bottoms; Bow ties; Boxer shorts; Bras; Briefs; Briefs; Caps; Coats; Flip flops; Gloves; Gym shorts; Halter tops; Hats; Head scarves; Headwear; Hooded sweat shirts; Jackets; Leggings; Lingerie; Loungewear; Night shirts; Pajama bottoms; Pajamas; Panties; Pants; Rainwear; Sandal-clogs; Sandals; Sandals and beach shoes; Scarves; Shirts; Shoes; Shorts; Sleepwear; Slipper socks; Sneakers; Socks; Sports bras; Stockings; Suspenders; Sweat bands; Sweat pants; Sweat shirts; Sweat suits; Swimwear; T-shirts; Tank-tops; Ties; Tops; Underwear

(Class 41) Arranging and conducting nightclub entertainment events; Arranging and conducting nightclub parties; Night clubs

(Class 43) Bar services; Cafe services; Cocktail lounge services; Restaurant services; Restaurant services, including sit-down service of food and take-out restaurant services; Restaurant services, namely, providing of food and beverages for consumption on and off the premises

Pending Foreign Priority due: 2/10/13
7

GP NO.	MARK	APPLICATION/ REGISTRATION NO.	APPLICANT	(CLASS) GOODS AND/OR SERVICES	STATUS
916-038	CUCINA ASELLINA	SN: 85/716,127 Filed: 8/29/12	The One Group LLC

(Class 43) Bar Services; Food preparation services; Providing of food and drink; Restaurant services; Restaurant services, including sit-down service of food and take-out restaurant services;

Restaurant services, namely, providing of food and beverages for consumption on and off the premises; Wine bars

Pending Additional Foreign Priority deadlines can be made by: 2/28/13
916-039	RHYTHM HOTEL	SN: 85/726,014 Filed: 9/11/12	The One Group LLC

(Class 43) Hotel accommodation services; Hotel services; Residential hotel services; Spa services,

namely, providing temporary accommodations and meals to clients of a health or beauty spa.

(Class 44) Day spa services, namely, nail care, manicures, pedicures and nail enhancements;

Health spa services for health and wellness of the body and spirit, namely, providing massage, facial and body treatment services, cosmetic body care services; Health spa services, namely body wraps, mud treatments, seaweed treatments, hydrotherapy baths, and body scrubs.

(Class 45) Hotel concierge services.

Pending Foreign Priority Due: 3/11/13
917-002	COCO DE VILLE	SN: 77/333,751 filed 11/20/07 RN: 3658860 Issued: 7/21/09	The One Group LLC	(Class 41) Night clubs (Class 43) Restaurant and bar services; Restaurants; Cocktail lounges; Wine bars	Registered 8 & 15 due: 7/21/15 Renewal due: 7/21/19
8

CANADA

GP NO.	MARK	APPLICATION/ REGISTRATION NO.	APPLICANT	(CLASS) GOODS AND/OR SERVICES	STATUS
915-003-CA	STK	Appl. No. 1,269,886 Filed: 8/18/05 RN: 722,923 Issued: 9/4/08	The One Group LLC	Bar services; restaurants.	Registered Renewal due: 9/4/23 Subject to Cancellation Proceeding by Gouverneur, Inc.
915-003-CA2	STK	SN: 1,601,336 Filed: 11/16/12	The One Group LLC

Bar and restaurant services; bar services; café and restaurant services; cafes; carry-out restaurants; cocktail lounge services; cocktail lounges; restaurants and take-out restaurant services.

Bar services, restaurants

Pending
915-004-CA	Not Your Daddy’s Steakhouse	Appl. No. 1,340,097 Filed: 3/20/07 RN: 759,226 Issued: 2/10/10	The One Group LLC	Restaurant and bar services.	Registered Preferred deadline to put the mark into use, 2/10/13, lest the registration be open to possible cancellation. Renewal due: 2/10/25
915-006-CA		SN: 1,394,889 Filed: 5/8/08 RN: 764,265 Issued: 4/14/10	The One Group LLC	Restaurant; bar services.	Registered Preferred deadline to put the mark into use, 4/14/13, lest the registration be open to possible cancellation. Renewal due: 4/14/25
9

GP NO.	MARK	APPLICATION/ REGISTRATION NO.	APPLICANT	(CLASS) GOODS AND/OR SERVICES	STATUS
915-013-CA	STKOUT	SN: 1,478,619 Filed 05/03/10 Priority: 11/18/09	The One Group LLC	Bar and restaurant services; Café and restaurant services; Carry-out restaurants; Cocktail lounge services; Cocktail lounges; Providing of food and drink; Restaurants; Take-out restaurant services.	Pending Published : 11/21/12 End of opp. Prd.: 1/21/13
915-015-CA	unmiSTKable	SN: 1,487,213 Filed: 6/30/10 Priority: 1/21/10	The One Group LLC	Bar and restaurant services; Café and restaurant services; Carry-out restaurants; Cocktail lounge services; Cocktail lounges; Providing of food and drink; Restaurants; Take-out restaurant services.	Pending Notice of Allowance: 9/21/12 Declaration of Use due: 6/30/13
915-032-CA		App. No. 1,558,888 Filed: 1/6/12 Priority: 7/24/11	The One Group LLC	Bar services, café services, cocktail lounge services; restaurant services; and take-out restaurant services.	Pending Response to OA due: 12/16/12
916-014-CA	ICHI	SN:1,414,079 filed: 10/10/08	The One Group LLC	Café –restaurant; Café-restaurants; Restaurant, bar and catering services; Restaurants; Cafes; Cocktail lounges; Wine bars; Bar services	Pending Nothing due at this time
916-025-CA	ASELLINA	SN: 1539036 Filed: 8/9/11	The One Group LLC

Bar and cocktail lounge services; bar and restaurant services; bar services; café and restaurant services; café services; cocktail lounge services; restaurant services; take out restaurant services; wine bar services.

Pending Published on: 7/14/12 Extension of Time to oppose filed by Gouverneur, Inc. until: 12/4/12
10

MEXICO

GP NO.	MARK	APPLICATION/ REGISTRATION NO.	APPLICANT	(CLASS) GOODS AND/OR SERVICES	STATUS
915-003-MX	STK	Appl. No. 1149306 Filed: 1/21/11 RN: 1219788 Issued: 5/30/11	The One Group LLC	(Class 43) Bar services; restaurant services.	Registered Preferred deadline to put the mark into use, 5/30/14, least the registration be open to possible cancellation. Renewal due: 1/21/21
915-004-MX	Not Your Daddy’s Steakhouse	Appl. No. 1149305 Filed: 1/21/11 RN: 1219787 Issued: 5/30/11	The One Group LLC	(Class 43) Restaurant and bar services.	Registered Preferred deadline to put the mark into use, 5/30/14, least the registration be open to possible cancellation. Renewal due: 1/21/21
915-006-MX		Appl. No. 1149308 Filed: 1/21/11 RN: 1220858 Issued: 5/30/11	The One Group LLC	(Class 43) Restaurant and bar services.	Registered Preferred deadline to put the mark into use, 5/30/14, least the registration be open to possible cancellation. Renewal due: 1/21/21
11

EUROPE

GP NO.	MARK	APPLICATION/ REGISTRATION NO.	APPLICANT	(CLASS) GOODS AND/OR SERVICES	STATUS
915-003-CTM	STK	RN: 004599197 Filed: 9/1/06	The One Group LLC	(Class 41) Nightclubs (Class 43) Restaurant, bar, cafeteria, lounge and nightclub services	Registered Renewal due: 8/16/15 – Case being handled by Nigel Jennings of Kilburn & Strode LLP
915-004 CTM	Not Your Daddy’s Steakhouse	Appl. No.005771803 Filed: 3/20/07 RN:005771803 Issued: 2/21/08	The One Group LLC	(Class 43) Restaurants; Bar Services	Registered Preferred deadline to put the mark into use, 2/21/13, least the registration be open to possible cancellation. Renewal due: 3/20/17
915-006-CTM		SN: 006900674 Filed: 5/9/08 RN: 006900674 Issued: 2/16/09	The One Group LLC	(Class 43) Restaurants; Bar Services	Registered Preferred deadline to put the mark into use, 2/16/14, least the registration be open to possible cancellation. Renewal due: 5/9/18
915-013-CTM	STKOUT	SN: 009085085 Filed: 05/06/10 RN: 009085085 Issued: 10/19/10	The One Group LLC	(Class 43) Cafe and restaurant services; Cafe-restaurants; Restaurant, bar and catering services; Restaurants; Cafes; Cocktail lounges; Wine bars; Bar services	Registered Preferred deadline to put the mark into use, 10/19/15, least the registration be open to possible cancellation. Renewal due: 5/6/20

12

GP NO.	MARK	APPLICATION/ REGISTRATION NO.	APPLICANT	(CLASS) GOODS AND/OR SERVICES	STATUS
915-015-CTM	unmiSTKable	SN: 009218091 Filed: 7/1/10 RN: 009218091 Issued: 12/13/10	The One Group LLC

(Class 43) Bar and restaurant services; Café and restaurant services; Carry-out restaurants; Cocktail lounge services; Cocktail lounges; Providing of food and drink; Restaurants; Take-out restaurant

services.

Registered Preferred deadline to put the mark into use, 12/13/15, least the registration be open to possible cancellation. Renewal due: 7/1/20
915-032A-CTM		SN: 010548501 Filed: 1/9/12 RN: 010548501 Issued: 5/22/12	The One Group LLC

(Class 29) Foodstuffs prepared in the form of meals and snacks

(Class 30) Foodstuffs prepared in the form of meals and snacks

(Class 43) Bar and cocktail lounge services; bar and restaurant services; bar services; café and restaurant services; café-restaurants; cafes; carry- out restaurants; cocktail lounge services; cocktail lounges; providing of food and drink; provision of food and drink in restaurants; restaurant services; restaurants; take-out restaurant services.

Registered Preferred deadline to put the mark into use, 1/9/17, least the registration be open to possible cancellation. Renewal due: 1/9/22
13

GP NO.	MARK	APPLICATION/ REGISTRATION NO.	APPLICANT	(CLASS) GOODS AND/OR SERVICES	STATUS
915-032B-CTM		SN: 010548469 Filed: 1/9/12 Reg: 01054869 Issued: 1/9/12	The One Group LLC

(Class 29) Foodstuffs prepared in the form of meals and snacks

(Class 30) Foodstuffs prepared in the form of meals and snacks

(Class 43) Bar and cocktail lounge services; bar and restaurant services; bar services; café and restaurant services; café-restaurants; cafes; carry- out restaurants; cocktail lounge services; cocktail lounges; providing of food and drink; provision of food and drink in restaurants; restaurant services; restaurants; take-out restaurant services.

Registered Renewal due: 1/9/22
916-014-CTM	ICHI	Appl. No: 007302755 Filed:10/9/08 RN: 0073022755 Issued: 6/13/09	The One Group LLC	(Class 43) Café –restaurant; Café- restaurants; Restaurant, bar and catering services; Restaurants; Cafes; Cocktail lounges; Wine bars; Bar services	Registered Preferred deadline to put the mark into use, 6/13/14, least the registration be open to possible cancellation. Renewal due: 10/9/18
916-018-CTM	ONE ROCKS	Appl. No. 008599871 Filed: 10/7/09 RN: 008599871 Issued: 3/1/10	The One Group LLC	(Class 41) Nightclubs (Class 43) Restaurant, bar, cafeteria, lounge and nightclub services	Registered Preferred deadline to put the mark into use, 3/1/15, least the registration be open to possible cancellation. Renewal due: 10/7/19
14

GP NO.	MARK	APPLICATION/ REGISTRATION NO.	APPLICANT	(CLASS) GOODS AND/OR SERVICES	STATUS
916-025-CTM	ASELLINA	App: 010023331 Filed: 6/6/11 RN: 010023331 Issued: 11/7/11	The One Group LLC

(Class 29) Food stuffs prepared in the form of meals and snacks.

(Class 30) Food stuffs prepared in the form of meals and snacks.

(Class 43) Bar and cocktail lounge services; Bar and restaurant services; Bar services; Café and restaurant services; Cafes; Cocktail lounges; Food preparation services; Providing of Food and Drink; Provision of Food and Drink in restaurants; Restaurant services, namely, providing of food and beverages for consumption on and off premises; Restaurants; Serving of food and drink/beverages; Wine bars.

Registered Preferred deadline to put the mark into use, 11/7/16, least the registration be open to possible cancellation. Renewal due: 6/6/21
916-031-CTM	TWENTY33	RN: 9615188 Filed: 12/21/10 Issued: 5/27/11	The One Group LLC	(Class 41) Night clubs (Class 43) Cafe and restaurant services; Cafe-restaurants; Restaurant, bar and catering services; Restaurants; Cafes; Cocktail lounges; Wine bars; Bar services	Registered Preferred deadline to put the mark into use, 5/27/16, least the registration be open to possible cancellation. Renewal due: 12/21/20
15

GP NO.	MARK	APPLICATION/ REGISTRATION NO.	APPLICANT	(CLASS) GOODS AND/OR SERVICES	STATUS
916-033-CTM	HERAEA	App. No. 010907831 Filed: 5/23/12 Reg. No. 010907831 Reg. Date: 5/23/12	The One Group LLC

(Class 25) Athletic shoes; Baseball caps; Bathrobes; Beach shoes; Bolo ties; Bow ties; Boxer shorts; Bras; Cap visors; Caps; Coats; Flip flops; Gloves; Halter tops; Hats; Head scarves; Headwear; Hooded sweat shirts; Jackets; Leather jackets; Leg-warmers; Leggings; Lingerie; Loungewear; Nightshirts; Pajama bottoms; Pajamas; Panties; Pants; Raincoats; Sandals; Scarves; Shirts; Shoes; Shorts; Skirts; Skorts; Skullies; Sleepwear; Slipper socks; Slippers; Sneakers; Socks; Sports coats; Sports bra; Sweat bands; Sweat pants; Sweat shirts; Sweat shorts; Sweat suits; Sweaters; T-shirts; Tank tops; Ties; Underwear; Wrist bands

(Class 41) Arranging and conducting nightclub entertainment events; Arranging and conducting nightclub parties; Night clubs.

(Class 43) Bar services; Café services; Cocktail lounge services; Restaurant services; Restaurant services, namely, providing of food and beverages for consumption on and off the premises.

Registered Preferred deadline to put the mark into use, 5/23/17, least the registration be open to possible cancellation. Renewal due: 5/23/22
16

GP NO.	MARK	APPLICATION/ REGISTRATION NO.	APPLICANT	(CLASS) GOODS AND/OR SERVICES	STATUS
916-034-CTM	WHERE GIRLS GO TO PLAY	App. No.: 010907632 Filed: 5/23/12 Reg. No. 010907632 Reg. Date: 5/23/12	The One Group LLC

(Class 41) Arranging and conducting nightclub entertainment events; Arranging and conducting nightclub parties; Night clubs.

(Class 43) Bar services; Café services; Cocktail lounge services; Restaurant services; Restaurant services, namely, providing of food and beverages for consumption on and off the premises.

Registered Preferred deadline to put the mark into use, 5/23/17, least the registration be open to possible cancellation. Renewal due: 5/23/22
916-038-CTM	CUSINA ASELLINA	SN: 011152774 Filed: 8/30/12	The One Group LLC

(Class 43) Bar Services; Restaurant services; Restaurant services, including sit-down service of food and take-out restaurant services; Restaurant services, namely, providing of food and beverages for consumption on and off the premises; Wine bars

Pending
17

SOUTH AFRICA

GP NO.	MARK	APPLICATION/ REGISTRATION NO.	APPLICANT	(CLASS) GOODS AND/OR SERVICES	STATUS
915-003-ZA	STK	RN: 2009/15863 Filed: 8/19/09	The One Group LLC	(Class 43) Café-restaurants; Restaurant, bar and catering services; Restaurants; Cafes; Cocktail lounges; Wine bars; Bar services	Registered Preferred deadline to put the mark into use, 8/15/16, least the registration be open to possible cancellation. Renewal due: 8/19/19
915-004-ZA	NOT YOUR DADDY’S STEAKHOUSE	RN: 2009/15864 Filed: 8/19/09	The One Group LLC	(Class 43) Café-restaurants; Restaurant, bar and catering services; Restaurants; Cafes; Cocktail lounges; Wine bars; Bar services	Registered Preferred deadline to put the mark into use, 8/15/16, least the registration be open to possible cancellation. Renewal due: 8/19/19
915-006-ZA		RN: 2009/15866 Filed: 8/19/09	The One Group LLC	(Class 43) Café-restaurants; Restaurant, bar and catering services; Restaurants; Cafes; Cocktail lounges; Wine bars; Bar services	Registered Preferred deadline to put the mark into use, 8/22/16, least the registration be open to possible cancellation. Renewal due: 8/19/19
18

GUERNSEY

GP NO.	MARK	APPLICATION/ REGISTRATION NO.	APPLICANT	(CLASS) GOODS AND/OR SERVICES	STATUS
915-003-JE	STK	Appl. No. 354023 Filed: 4/26/11 RN: GGGT7438	The One Group LLC	(Class 41) Nightclubs (Class 43) Restaurant, bar, cafeteria, lounge and nightclub services	Registered Preferred deadline to put the mark into use, 4/26/16, lest the registration be open to possible cancellation. Renewal due: 4/26/21
915-004-JE	Not Your Daddy’s Steakhouse	Appl. No. 354026 Filed: 4/26/11 RN: GGGT7454	The One Group LLC	Restaurant; Bar Services	Registered Preferred deadline to put the mark into use, 4/26/16, lest the registration be open to possible cancellation. Renewal due: 4/26/21
915-006-JE		Appl. No. 354028 Filed: 4/26/11 RN: GGGT7455	The One Group LLC	(Class 43) Restaurants, Bar services	Registered Preferred deadline to put the mark into use, 4/26/16, lest the registration be open to possible cancellation. Renewal due: 4/26/21
19

UNITED ARAB EMIRATES

GP NO.	MARK	APPLICATION/ REGISTRATION NO.	APPLICANT	(CLASS) GOODS AND/OR SERVICES	STATUS
915-003-AE	STK	SN: 155544 Filed: 4/11/11	The One Group LLC	(Class 43) Services for providing food and drink; temporary accommodation; and restaurant services	Pending
915-004-AE	NOT YOUR DADDY’S STEAKHOUSE	SN: 155545 Filed: 4/11/11	The One Group LLC	(Class 43) Services for providing food and drink; temporary accommodation; and restaurant services	Pending
915-006-AE		SN: 1074818 Filed: 4/11/11	The One Group LLC	(Class 43) Services for providing food and drink; temporary accommodation; and restaurant services	Pending
916-025-AE	ASELLINA	SN: 158773 Filed: 6/19/11	The One Group LLC

Restaurant services; Café and restaurant services; Cafes; Food preparation services; Providing of food and drink; Provision of food and drink in restaurants; Restaurant services; namely providing of food and beverages for consumption on and off the premises; Restaurants; Serving of food and drink/beverages.

Awaiting registration or other notice from IB. Renewal due: 6/19/21
20

MADRID PROTOCOL

GP NO.	MARK	APPLICATION/ REGISTRATION NO.	APPLICANT	(CLASS) GOODS AND/OR SERVICES	STATUS
915-003-MAD (Int’l)	STK	RN: 1074024 Filed: 4/4/11 Issued: 4/4/11	The One Group LLC	(Class 43) Restaurants; bar services	Registered Renewal due: 4/4/21
915-004-MAD (Int’l)	NOT YOUR DADDY’S STEAKHOUSE	RN: 1075410 Filed: 4/11/11 Issued: 4/11/11	The One Group LLC	(Class 43) Restaurant and bar services	Registered Renewal due: 4/11/21
915-006-MAD (Int’l)		RN: 1074818 Filed: 4/4/11 Issued: 4/4/11	The One Group LLC	(Class 43) Restaurants; bar services	Registered Renewal due: 4/4/21
916-025-MAD (Int’l)	ASELLINA	RN: 1082096 Filed: 6/6/11	The One Group LLC

Bar and cocktail lounge services; Bar and restaurant services; Bar services; Café and restaurant services; Cafes; Cocktail lounges; Food preparation services; Providing of food and drink; Provision of food and drink in restaurants; Restaurant services; namely providing of food and beverages for consumption on and off the premises; Restaurants; Serving of food and drink/beverages; Wine bars.

Registered Renewal due: 6/6/21
21

ARGENTINA (Via Madrid)

GP NO.	MARK	APPLICATION/ REGISTRATION NO.	APPLICANT	(CLASS) GOODS AND/OR SERVICES	STATUS
915-003-AR	STK	SN: 3138339 Filed: 1/4/12	The One Group LLC	(Class 43) Bar services, Restaurants	Pending Published 4/25/12
915-004-AR	NOT YOUR DADDY’S STEAKHOUSE	SN: 3138340 Filed: 1/4/12	The One Group LLC	(Class 43) Restaurants; bar services	Pending Published 4/25/12
915-006-AR		SN: 3138341 Filed: 1/4/12	The One Group LLC	(Class 43) Restaurants; bar services	Pending Published 4/25/12
22

AUSTRALIA (Via Madrid)

GP NO.	MARK	APPLICATION/ REGISTRATION NO.	APPLICANT	(CLASS) GOODS AND/OR SERVICES	STATUS
915-003-AU	STK	Reg. No: 1074024 Filed: 4/4/11	The One Group LLC	(Class 43) Bar services, Restaurants	Grant of Protection: 12/8/11 Preferred deadline to put the mark into use, 12/8/14, lest the registration be open to possible cancellation. Renewal due: 4/4/21
915-004-AU	NOT YOUR DADDY’S STEAKHOUSE	Reg. No: 1075410 Filed: 4/11/11	The One Group LLC	(Class 43) Restaurants; bar services	Grant of Protection: 12/8/11 Preferred deadline to put the mark into use, 12/8/14, lest the registration be open to possible cancellation. Renewal due: 4/11/21
915-006-AU		Reg. No. 1074818 Filed: 4/4/11	The One Group LLC	(Class 43) Restaurants; bar services	Grant of Protection: 12/8/11 Preferred deadline to put the mark into use, 12/8/14, lest the registration be open to possible cancellation. Renewal due 4/4/21
23

BRAZIL (Via Madrid)

GP NO.	MARK	APPLICATION/ REGISTRATION NO.	APPLICANT	(CLASS) GOODS AND/OR SERVICES	STATUS
915-003-BR	STK	App. No. 904460550 Filed: 1/19/12	The One Group LLC	(Class 43) Restaurants; bar services	Pending Published: 8/21/12
915-004-BR	NOT YOUR DADDY’S STEAKHOUSE	App. No. 904460657 Filed: 1/19/12	The One Group LLC	(Class 43) Restaurants; bar services	Pending Published: 8/21/12
915-006-BR		App. No. 904460517 Filed: 1/19/12	The One Group LLC	(Class 43) Restaurants; bar services	Pending Published: 8/21/12
24

CHINA (Via Madrid)

GP NO.	MARK	APPLICATION/ REGISTRATION NO.	APPLICANT	(CLASS) GOODS AND/OR SERVICES	STATUS
915-003-CN	STK	RN: 1074024 Filed: 4/4/11	The One Group LLC	(Class 43) Restaurants; bar services	Pending Provisional Refusal Review request filed 12/27/11
915-004-CN	NOT YOUR DADDY’S STEAKHOUSE	Reg. No. 1075410 Filed: 4/11/11	The One Group LLC	(Class 43) Restaurants; bar services	Grant of Protection: 12/12/11 Deadline to put mark in use: 12/12/14 Renewal due: 4/11/21
915-006-CN		Reg. No. 1074818 Filed: 4/4/11	The One Group LLC	(Class 43) Restaurants; bar services	Grant of Protection: 10/24/11 Deadline to put mark in use: 10/24/14 Renewal due: 4/4/21
916-025-CN	ASELLINA	SN: 1082096 Filed: 6/6/11	The One Group LLC

(Class 43) Bar and cocktail lounge services; Bar and restaurant services; Bar services; Café and restaurant services; Cafes; Cocktail lounges; Food preparation services; Providing of food and drink; Provision of food and drink in restaurants; Restaurant services; namely providing of food and beverages for consumption on and off the premises; Restaurants; Serving of food and drink/beverages; Wine bars.

Statement of Grant of Protection: 12/19/2011 Preferred deadline to put the mark into use, 12/19/14, lest the registration be open to possible cancellation. Renewal due: 6/6/21
25

CUBA (Via Madrid)

GP NO.	MARK	APPLICATION/ REGISTRATION NO.	APPLICANT	(CLASS) GOODS AND/OR SERVICES	STATUS
915-003-CU	STK	RN: 1074024 Filed: 4/4/11	The One Group LLC	(Class 43) Bar services, Restaurants	2nd Part of Fee paid 4/30/12
915-004-CU (Cuba)	NOT YOUR DADDY’S STEAKHOUSE	Reg. No. 1075410 Filed: 4/11/11	The One Group LLC	(Class 43) Restaurants; bar services	Statement of Grant: 4/19/12 Preferred deadline to put the mark into use, 4/19/15, lest the registration be open to possible cancellation. Renewal due: 4/11/21
915-006-CU (Cuba)		Reg. No. 1074818 Filed: 4/4/11	The One Group LLC	(Class 43) Restaurants; bar services	Statement of Grant issued: 5/9/12 Preferred deadline to put the mark into use, 5/9/15, lest the registration be open to possible cancellation. Renewal due: 4/4/21
26

ISRAEL (Via Madrid)

GP NO.	MARK	APPLICATION/ REGISTRATION NO.	APPLICANT	(CLASS) GOODS AND/OR SERVICES	STATUS
915-003-IL	STK	RN: 1074024 Filed: 4/4/11	The One Group LLC	(Class 43) Bar services; Restaurants	Statement of Grant: 7/2/12 Preferred deadline to put the mark into use, 7/2/15, lest the registration be open to possible cancellation. Renewal due: 4/4/21
915-004-IL	NOT YOUR DADDY’S STEAKHOUSE	Reg. No. 1075410 Filed: 4/11/11	The One Group LLC	(Class 43) Restaurants; bar services	Statement of Grant of Protection: 9/3/12 Preferred deadline to put the mark into use, 9/3/15, lest the registration be open to possible cancellation. Renewal due: 4/11/21
915-006-IL		Reg. No. 1074818 Filed: 4/4/11	The One Group LLC	(Class 43) Restaurants; bar services	Statement of Grant of Protection: 6/4/12 Preferred deadline to put the mark into use, 6/4/15, lest the registration be open to possible cancellation. Renewal due: 4/4/21
27

JAPAN (Via Madrid)

GP NO.	MARK	APPLICATION/ REGISTRATION NO.	APPLICANT	(CLASS) GOODS AND/OR SERVICES	STATUS
915-003-JP	STK	RN: 1074024 Filed: 4/4/11	The One Group LLC	(Class 43) Bar services, Restaurants	Grant of Protection: 10/27/11 Preferred deadline to put the mark into use, 10/27/14, lest the registration be open to possible cancellation. Renewal due: 4/4/21
915-004-JP	NOT YOUR DADDY’S STEAKHOUSE	Reg. No. 1075410 Filed: 4/11/11	The One Group LLC	(Class 43) Restaurants; bar services	Grant of Protection: 11/10/11 Preferred deadline to put the mark into use, 11/10/14, lest the registration be open to possible cancellation. Renewal due: 4/11/21
915-006-JP		Reg. No. 1074818 Filed: 4/4/11	The One Group LLC	(Class 43) Restaurants; bar services	Grant of Protection: 11/2/11 Preferred deadline to put the mark into use, 11/2/14, lest the registration be open to possible cancellation. Renewal due: 4/4/21
28

KOREA (Via Madrid)

GP NO.	MARK	APPLICATION/ REGISTRATION NO.	APPLICANT	(CLASS) GOODS AND/OR SERVICES	STATUS
915-003-KR	STK	RN: 1074024 Filed: 4/4/11	The One Group LLC	(Class 43) Bar services, Restaurants	Grant of Protection: 1/11/12 Preferred deadline to put the mark into use, 1/11/15, lest the registration be open to possible cancellation. Renewal due: 4/4/21
915-004-KR	NOT YOUR DADDY’S STEAKHOUSE	Reg. No. 1075410 Filed: 4/11/11	The One Group LLC	(Class 43) Restaurants; bar services	Grant of Protection: 2/14/12 Preferred deadline to put the mark into use, 2/14/15, lest the registration be open to possible cancellation. Renewal due: 4/11/21
915-006-KR		Reg. No. 1074818 Filed: 4/4/11	The One Group LLC	(Class 43) Restaurants; bar services	Grant of Protection: 1/16/12 Preferred deadline to put the mark into use, 1/6/15, lest the registration be open to possible cancellation. Renewal due: 4/4/21
29

NEW ZEALAND (Via Madrid)

GP NO.	MARK	APPLICATION/ REGISTRATION NO.	APPLICANT	(CLASS) GOODS AND/OR SERVICES	STATUS
915-003-NZ	STK	Appl. No. 839761 Filed: 4/5/11	The One Group LLC	(Class 43) Restaurants; bar services	Deadline to respond to Exam. Report:4/5/12 Abandoned 4/3/12
915-004-NZ	NOT YOUR DADDY’S STEAKHOUSE	Appl. No. 839762 Filed: 4/5/11 Issued: 4/5/11	The One Group LLC	(Class 43) Restaurant and bar services	Preferred deadline to put the mark into use, 4/5/14, lest the registration be open to possible cancellation. Renewal due: 4/5/21
915-006-NZ		Appl. No. 839763 Filed: 4/5/11	The One Group LLC	(Class 43) Restaurant and bar services	Preferred deadline to put the mark into use, 4/5/14, lest the registration be open to possible cancellation. Renewal due: 4/5/21
30

NORWAY (Via Madrid)

GP NO.	MARK	APPLICATION/ REGISTRATION NO.	APPLICANT	(CLASS) GOODS AND/OR SERVICES	STATUS
915-003-NO	STK	App. No. 1074024 Filed: 4/4/11	The One Group LLC	(Class 43) Restaurants; bar services	Grant of Protection: 12/9/11 Preferred deadline to put the mark into use, 12/9/16, lest the registration be open to possible cancellation. Renewal due: 4/4/21
915-004-NO	NOT YOUR DADDY’S STEAKHOUSE	RN: 1075410 Filed: 4/11/11	The One Group LLC	(Class 43) Restaurant and bar services	Grant of Protection: 2/10/12 Preferred deadline to put the mark into use, 2/10/17, lest the registration be open to possible cancellation. Renewal due: 4/11/21
915-006-NO (Norway)		Reg. No. 1074818 Filed: 4/4/11	The One Group LLC	(Class 43) Restaurant; bar services	End of 18 mo. Opp. Prd.: 3/5/13 Renewal due: 4/4/21
31

RUSSIA (Via Madrid)

GP NO.	MARK	APPLICATION/ REGISTRATION NO.	APPLICANT	(CLASS) GOODS AND/OR SERVICES	STATUS
915-003-RU	STK	RN: 1074024 Filed: 4/4/11	The One Group LLC	(Class 43) Bar services, Restaurants	Provisional Refusal: 2/24/12 Response due: 8/24/12
915-004-RU (Russia)	NOT YOUR DADDY’S STEAKHOUSE	Reg. No. 1075410 Filed: 4/11/2011	The One Group LLC	(Class 43) Restaurants; bar services	Grant of Protection: 8/20/12 Preferred deadline to put the mark into use, 8/20/15, lest the registration be open to possible cancellation. Renewal due: 4/11/21
915-006-RU (Russia)		Reg. No. 1074818 Filed: 4/4/2011	The One Group LLC	(Class 43) Restaurants; bar services	Grant of Protection: 2/29/12 Preferred deadline to put the mark into use, 2/28/15, lest the registration be open to possible cancellation. Renewal due 4/4/21
32

SINGAPORE (Via Madrid)

GP NO.	MARK	APPLICATION/ REGISTRATION NO.	APPLICANT	(CLASS) GOODS AND/OR SERVICES	STATUS
915-003-SG	STK	RN: 1074024 Filed: 4/4/11	The One Group LLC	(Class 43) Bar services, Restaurants	Preferred deadline to put the mark into use, 7/14/16, lest the registration be open to possible cancellation. Renewal due: 4/4/21
915-004-SG	NOT YOUR DADDY’S STEAKHOUSE	Reg. No. 1075410 Filed: 4/11/2011	The One Group LLC	(Class 43) Restaurants; bar services	Preferred deadline to put the mark into use, 6/21/17, lest the registration be open to possible cancellation. Renewal due: 4/11/21
915-006-SG		Reg. No. 1074818 Filed: 4/4/2011	The One Group LLC	(Class 43) Restaurants; bar services	Preferred deadline to put the mark into use, 8/25/16, lest the registration be open to possible cancellation. Renewal due: 4/4/21
33

SWITZERLAND (Via Madrid)

GP NO.	MARK	APPLICATION/ REGISTRATION NO.	APPLICANT	(CLASS) GOODS AND/OR SERVICES	STATUS
915-003-CH	STK	RN: 1074024 Filed: 4/4/11	The One Group LLC	(Class 43) Bar services, Restaurants	Preferred deadline to put the mark into use, 4/4/16, lest the registration be open to possible cancellation. Renewal due: 4/4/21
915-004-CH	NOT YOUR DADDY’S STEAKHOUSE	Reg. No. 1075410 Filed: 4/11/2011	The One Group LLC	(Class 43) Restaurants; bar services	Preferred deadline to put the mark into use, 4/11/16, lest the registration be open to possible cancellation. Renewal due: 4/11/21
915-006-CH		Reg. No. 1074818 Filed: 4/4/2011	The One Group LLC	(Class 43) Restaurants; bar services	Preferred deadline to put the mark into use, 4/4/16, lest the registration be open to possible cancellation. Renewal due 4/4/21
34

TURKEY (Via Madrid)

GP NO.	MARK	APPLICATION/ REGISTRATION NO.	APPLICANT	(CLASS) GOODS AND/OR SERVICES	STATUS
915-003-TR	STK	RN: 1074024 Filed: 4/4/2011	The One Group LLC	(Class 43) Bar services, Restaurants	End of 18 mo. Opp. Prd. : 2/12/13 Renewal due: 4/4/21
915-004-TR	NOT YOUR DADDY’S STEAKHOUSE	Reg. No. 1075410 Filed: 4/11/2011	The One Group LLC	(Class 43) Restaurants; bar services	End of 18 mo. Opp. Prd. :3/12/13 Renewal due: 4/11/21
915-006-TR		Reg. No. 1074818 Filed: 4/4/2011	The One Group LLC	(Class 43) Restaurants; bar services	End of 18 mo. Opp. Prd.: 3/12/13 Renewal due: 4/4/21
35

UKRAINE (Via Madrid)

GP NO.	MARK	APPLICATION/ REGISTRATION NO.	APPLICANT	(CLASS) GOODS AND/OR SERVICES	STATUS
915-003-UA	STK	RN: 1074024 Filed: 4/4/11	The One Group LLC	(Class 43) Bar services, Restaurants	Statement of Grant of Protection issued: 3/29/12 Preferred deadline to put the mark into use, 3/29/15, lest the registration be open to possible cancellation. Renewal due: 4/4/21
915-004-UA (Ukraine)	NOT YOUR DADDY’S STEAKHOUSE	Reg. No. 1075410 Filed: 4/11/2011	The One Group LLC	(Class 43) Restaurants; bar services	Statement of Grant: 4/23/12 Preferred deadline to put the mark into use, 4/23/15, lest the registration be open to possible cancellation. Renewal due: 4/11/21
915-006-UA (Ukraine)		Reg. No. 1074818 Filed: 4/4/2011	The One Group LLC	(Class 43) Restaurants; bar services	Statement of Grant: 5/7/12 Preferred deadline to put the mark into use, 5/7/15, lest the registration be open to possible cancellation. Renewal due 4/4/21

36